EXHIBIT 10.12

[*]  = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

MASTER PURCHASE AGREEMENT FOR 10 GIGABIT ETHERNET PHYSICAL LAYER DEVICES

Agreement #: ___________________

Effective Date:                     1/15/2009

Expiration Date:                    1/15/2019

CNDA #:                      4043669

BUYER:	Intel Corporation (and all Intel Subsidiaries and Affiliates, hereinafter “Buyer” or “Intel”).
2200 Mission College Blvd
Santa Clara, CA 95054-1549

SUPPLIER:	Aquantia Corporation (hereinafter referred to as “Supplier” or “Aquantia”),
700 Tasman Drive
Milpitas, CA 95035
Tel 408.228.8300

Addenda attached hereto and	☒	Terms and Conditions of Purchase Agreement Services
incorporated herein by reference	☒	A. Statement of Work
(Mark “X” where applicable):	☒	B. Performance Standards
	☒	C. Supplemental Provisions (Quality)
	☒	D. Protection of Intel’s Assets

Recitals

This Master Purchase Agreement for 10 Gigabit Ethernet Physical Layer Devices (“Agreement”) is intended by Buyer and Supplier to provide the governing terms and conditions under which:

1.	Buyer may procure Items consisting of specific types and amounts of 10 Gigabit Ethernet Physical Layer Devices from Supplier at various times over the term of the Agreement.
2.	Supplier will perform custom work for Buyer relative to the Items.

This Agreement shall support an unlimited number of Project Statements over its term, each of which will specify the unit pricing, scope of work, and performance standards of a specific type of 10 Gigabit Ethernet Physical Layer Device that Buyer intends to purchase from Supplier. Such Project Statements shall be compiled into Addendum A and referenced in consecutive order (e.g., Project Statement #1 of Addendum A, Project Statement #2 of Addendum A, etc.). All Purchase Orders issued to Supplier by Buyer during the term of this Agreement shall be governed only by the Terms and Conditions of this Agreement notwithstanding any preprinted terms and conditions on Supplier’s acknowledgment or Buyer’s Purchase Order. Any additional or different terms in Supplier’s documents are hereby deemed to be material alterations and notice of objection to and rejection of them is hereby given by Buyer. Any additional or different terms in Buyer’s documents are hereby deemed to be material alterations and notice of objection to and rejection of them is hereby given by Supplier. When Buyer is a subsidiary of Intel, the obligations of the parties run between such subsidiary and the Supplier, and not between Intel Corporation and the Supplier, but any breach by such Intel Subsidiary shall be deemed a breach by Intel Corporation itself.

INTEL		AQUANTIA CORPORATION

Signature:	/s/ Tom Swinford	Signature:	/s/ Phil Delansay

Printed Name:	Tom Swinford	Printed Name:	Phil Delansay

Title:	VP and GM, LAN Access Davison	Title:	President & CEO

Date:	1/15/2009	Date:	January 15, 2009

Terms and Conditions of Purchase Agreement — Goods

1.	DEFINITIONS
A.

“Hazardous Materials” are or contain dangerous goods, chemicals, contaminants, substances, pollutants, or any other materials that are defined as hazardous by relevant local, state, national, or international law, regulations, and standards.

B.

“Items” means the goods that Supplier is to provide to Buyer as set forth on Addendum A. Any Custom Item shall be indicated by an asterisk (*) on Addendum A or shall otherwise be noted as a Custom Item.

C.	“Purchase Order” is Buyer’s document setting forth specific line Items ordered and Release information.
D.

“Release” means Buyer’s authorization to Supplier to ship in accordance with the Buyer’s Purchase Order, and authorizing Supplier to ship a definite quantity of Items on a specified schedule. The Release is contained in the Purchase Order sent to Supplier.

Definitions E through S are added by Addendum C

T.	“Subsidiary” of a party is an Affiliate Controlled by such party directly, or indirectly through one or more intermediaries.
U.

“Control” (including the terms “controlling”, “controlled by”, and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

2.	TERM OF AGREEMENT
A.	The term of this Agreement shall begin on the Effective Date and continue to the Expiration Date (stated on the signature page).
B.	At Buyer’s option, Items may be scheduled for delivery up to six (6) months following expiration of this Agreement.

3.	PRICING
A.

The pricing for Items provided under this Agreement is set forth on Addendum A. At Buyer’s request, such pricing may be modified pursuant to periodic negotiations between the parties. Notwithstanding such periodic negotiations, under no circumstances shall such negotiated price exceed the price ceiling or price reduction schedule set forth on Addendum A for a period of 18 months from the effective date of the latest negotiated price.

B.	Paragraph reserved
C.	Paragraph reserved
D.	Paragraph reserved
E.

All applicable taxes, including but not limited to sales/use taxes, transaction privilege taxes, value-added taxes (VAT), general services taxes (GST), gross receipts taxes, and other charges such as duties, customs, tariffs, imposts, and government imposed surcharges shall be stated separately on Supplier’s invoice and shall be paid by Buyer to Supplier. Supplier shall remit all such charges to the appropriate tax authority unless Buyer provides sufficient proof of tax exemption acceptable to the taxing authorities in lieu of paying certain taxes. In the event that Buyer is prohibited by law from making payments to Supplier unless Buyer deducts or withholds taxes and remits such taxes to the local taxing jurisdiction, then Buyer shall duly withhold such taxes and shall pay to Supplier the remaining net amount after the taxes have been withheld. Buyer shall not reimburse Supplier for the amount of such taxes withheld. When property is delivered and/or services are provided or the benefit of services occurs within jurisdictions in which Supplier collection and remittance of taxes is required by law, Supplier shall have sole responsibility for payment of said taxes to the appropriate tax authorities. In the event Supplier does not collect tax from Buyer, and is subsequently audited by any tax authority, liability of Buyer will be limited to the tax assessment, with no reimbursement for penalty or interest charges, unless the penalty or interest charges result from submission of invalid information by Buyer. Each party is responsible for its own respective income taxes or taxes based upon net revenues, including but not limited to business and occupation taxes.
F.	Additional costs, except those described on Addendum A, will not be reimbursed without Buyer’s prior written approval.

4.	INVOICING AND PAYMENT
A.

Prompt payment discounts will be computed from the latest of: [*]. Payment is made when Buyer’s check is mailed or EDI funds transfer initiated. Buyer shall make payment within [*] of Buyer’s receipt of the proper original invoice or Buyer’s receipt of Items, whichever is later.

B.

Original invoices or packing lists shall be submitted and shall include: purchase agreement number from the Purchase Order, Purchase Order number, line Item number, Release number, part number, complete bill to address, description of items, quantities, unit price, extended totals, and any applicable taxes or other charges. All costs forwarded to Buyer for reimbursement of expenses agreed under the terms of this Agreement shall be net of any reclaimable Value Added Taxes (“VAT”) incurred on such expenses. Buyer’s payment shall not constitute acceptance of the Items.

C.	Supplier agrees to invoice Buyer no later than [*] after shipment of Items. Buyer will not be obligated to make payment against any invoices submitted after such period.

5.	TERMINATION FOR CONVENIENCE
A.

Buyer may terminate this Agreement or any Purchase Order or Release issued, or any part thereof, at any time for its sole convenience by giving written notice of termination to Supplier. Upon Supplier’s receipt of such notice, Supplier shall, unless otherwise specified in such notice, immediately stop all work hereunder and give prompt written notice to and cause all of its suppliers or subcontractors to cease all related work.

B.	Any claim for termination charges for Custom Items, along with a summary of all mitigation efforts, must be submitted to Buyer in writing within [*] after receipt of Buyer’s termination notice.
C.

Supplier’s claim may include the net cost of custom work in process scheduled to be delivered within fifty-six (56) days and that must be scrapped due to the termination. Supplier shall, wherever possible, place such custom work in process in its inventory and sell it to other customers. In no event shall such claim exceed the total price for the Items terminated. Upon payment of Supplier’s claim. Buyer shall be entitled to all work and materials paid for.

D.	Before assuming any payment obligation under this section, Buyer may inspect Supplier’s work in process and audit (in accordance with Section 14 “Retentions and Audit”) all relevant documents.
E.

Notwithstanding anything else in this Agreement, failure to meet the delivery date(s) in the Purchase Order shall allow Buyer to terminate the order for the Item and/or any subsequent Releases in the Purchase Order without any liability whether the Purchase Order was for standard or custom Items.

5A.	TERMINATION FOR BREACH

If either party commits a material breach of any obligation hereunder, the other party may, at its option, terminate this Agreement or the affected Purchase Order or Release by [*] written notice to the breaching party. Such notice shall state the breach upon which termination is based. Notwithstanding such notice, termination shall not occur if such breach is cured within the notice period.

6.	CONTINGENCIES

Neither party shall be responsible for its failure to perform due to causes beyond its reasonable control, such as acts of God, fire, theft, war, riot, embargoes or acts of civil or military authorities. If delivery is to be delayed by such contingencies, Supplier shall promptly notify Buyer in writing and Buyer may either: (i) extend time of performance; or (ii) terminate all or part of the uncompleted portion of the Purchase Order at no cost to Buyer if the scheduled shipment date is at least 56 days after the cancellation date.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

7.	DELIVERY, RELEASES, AND SCHEDULING
A.

Buyer shall provide monthly, no later than the 15th day of each month, a non-binding [*] month rolling order forecast specifying the anticipated number of Items expected to be ordered. The non-binding [*] month forecast shall be provided to the Aquantia Account Manager or his/her designee. Any forecasts provided by Buyer are for planning purposes only and do not constitute a Release or other commitment by Buyer.

B.

Supplier shall notify Buyer in writing within [*] of receipt of Buyer’s Purchase Order if Supplier is unable to make any scheduled delivery and shall state the reasons therefore. The absence of such notice constitutes acceptance of the Purchase Order and commitment to the Release terms.

C.	Supplier shall deliver Items per the Release schedule and Buyer may return non-conforming shipments at Supplier’s risk and expense.
D.

Buyer may reschedule any Release in whole or in part prior to the Release date at no additional charge. Buyer shall inform Supplier of the new delivery date so long as the delivery date under the rescheduled Release is within [*] of the original date.

E.

Buyer may place any portion of a Release on hold by notice that shall take effect immediately upon receipt. Releases placed on hold will be rescheduled or terminated in accordance with Section 5 within a reasonable time

F.

Buyer shall have no obligation with respect to the purchase of Items under this Agreement until such Items are specified in an issued Purchase Order that contains specific Release dates for specific Items.

G.

If for any reason Supplier discontinues the manufacture of any Custom Item during the term of this Agreement or within [*] after the final delivery under this Agreement, Supplier shall give Buyer at least [*] prior written notice of such Item discontinuance during which time Buyer shall have the option to place a final Release for such Items for delivery to Buyer within an agreed upon period. If any warranty return claims are made for such discontinued Items, then such returns will be subject to the warranty provisions in Section 8.

8.	ACCEPTANCE AND WARRANTY
A.

Buyer may inspect and test all Items at reasonable times before, during, and after manufacture and upon reasonable notice during Supplier’s and Supplier’s manufacturing vendor’s’ normal business hours. If any inspection or test is made on Supplier’s premises, Supplier shall provide reasonable facilities and assistance for the safety and convenience of Buyer’s inspectors in such manner as shall not unreasonably hinder or delay Supplier’s performance. All Items shall be received subject to Buyer’s inspection, testing, approval, and acceptance at Buyer’s premises notwithstanding any inspection or testing at Supplier’s premises or any prior payment for such Items. Quoted pricing is FCA Aquantia Shipping Dock. Items subject to return may be returned to Supplier at Supplier’s risk and expense and, at Buyer’s request, shall be promptly replaced, refunded or credited according to the procedures provided herein below.

B.	Supplier makes the following warranties regarding items furnished hereunder, which warranties shall survive any delivery, inspection, acceptance, payment, or resale of the Items:
(i)	Items will not infringe any 3rd party’s intellectual property rights, and the sole remedy for a breach of this warranty is as stated in Section 13 “Intellectual Property Indemnification”;
(ii)	Supplier has the necessary right, title, and interest to provide said Items to Buyer, and the Items will be free of liens and encumbrances.
(iii)	Items are new and of the grade and quality specified;
(iv)

Items are free from defects in workmanship and material, substantially conform to all samples, drawings, descriptions, and specifications furnished or published in non-draft form by Supplier, and to any other agreed-to specifications, and the sole remedy for a breach of this warranty as stated in Paragraph C of this Section;

(v)	Items conform to the manufacturing quality provisions set
forth in Addendum B and the sole remedy for a breach of this warranty is as stated in Paragraph C of this Section;

Buyer makes the following warranties regarding intellectual property and technology furnished to Supplier: The intellectual property and technology will not infringe any party’s intellectual property rights, and the sole remedy for a breach of this warranty is as stated in Section 13 “Intellectual Property Indemnification”.

C.

If Supplier breaches any of the foregoing warranties stated above in (iv) or (v), or Items are otherwise defective or non-conforming, during a period of three (3) years after Buyer’s acceptance of Items, Supplier shall, at Buyer’s option, promptly rescreen, repair, replace, or refund the amount paid for such Items. Replaced Items are warranted for ninety (90) days or the balance of the original warranty period, whichever is longer. Supplier shall bear the cost of shipping for the return of defective or non-conforming items to Supplier and shall bear the risk of loss of all defective or non-conforming Items while in transit.

D.	Warranties Exclusive.

(1) Sole Remedy:    Buyer’s sole remedy for breach of the express warranties above shall be rescreen, replacement, or refund or credit of the purchase price as specified above, at Buyer’s option. To the fullest extent allowed by law, the warranties and remedies set forth in this agreement are exclusive and in lieu of all other warranties or conditions, express or implied, either in fact or by operation of law statutory or otherwise, including but not limited to warranties, terms or conditions of merchantability, fitness for a particular purpose, satisfactory quality, particular purpose, satisfactory quality, correspondence with description, non-infringement and accuracy of information generated, all of which are expressly disclaimed. Aquantia’s warranties herein run only to Buyer and are not extended to any third parties, which for the avoidance of doubt, includes any agents or resellers of Buyer items and end users. Aquantia neither assumes nor authorizes any other person to assume for it. Any other liability in connection with the sale, installation, maintenance or use of the items.

(2) No Aquantia Defect.    Aquantia shall not be liable under the warranties set forth in Section 8.B.(iv) or (v) if its testing and examination clearly establish that the alleged defect in the item does not exist or was caused by Buyer’s, end users’ or any third person’s misuse, negligence, improper installation or improper testing, attempts to repair by accident, fire, lightning or other cause beyond Aquantia’s control and such was the cause of the breach of such express warranty. Aquantia shall not be liable under the warranties set forth in Section 8.B(iv) or (v) if it can clearly establish such any defect or non-conformance is caused by an intellectual property provided by Buyer.

(3) Buyer Responsibilities.    Buyer acknowledges and agrees that Buyer is solely responsible for the selection of the Items, their ability to achieve the results Buyer intends, their use with any hardware, software, peripherals or any system, and the performance that Buyer, Buyer’s customers and end users obtain from using them. Buyer alone shall assume any and all warranty obligations with customers and end users for each Buyer product that incorporates the Items, and Buyer has no authority to obligate Aquantia in any way under each such warranty.

E.	RMA Policy and Procedures. The parties will agree to mutually acceptable RMA policy and procedures.

8A. LIMITATION OF LIABILITY

A.

No Non-Direct Damages - Limitation A party’s liability hereunder shall be limited to direct, objectively measurable damages. In no event shall either part have any liability for any indirect or speculative damages (including, without limiting the foregoing, punitive, consequential, incidental and special damages) including, but not limited to, loss of profits, irrespective of whether the party has advance notice of the possibility of any such damages. The parties agree that the foregoing limits shall not apply to breaches of the confidential obligations set forth in [*] or claims arising from death, bodily injury, or property damage.

9.	PRODUCT SPECIFICATIONS/ IDENTIFICATION/ERRATA

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

A.	Supplier shall not modify the specifications for items without Buyer’s written consent. Supplier shall notify Buyer at least [*] in advance of any changes in the manufacturing process.
B.	Supplier shall cooperate with Buyer to provide configuration control and traceability systems for Items supplied hereunder.
C.	Supplier shall provide Buyer with an errata list for each Item and Shall promptly notify Buyer in writing of any new errata with respect to the Items.

10.	PACKING AND SHIPMENT
A.

All Items shall be prepared for shipment in a manner that, (i) follows good commercial practice; (ii) is acceptable to common carriers for shipment at the lowest rate; and (iii) is adequate to ensure safe arrival. Supplier shall mark all containers with necessary lifting, handling and shipping information, Purchase Order number, date of shipment, and the names of the Buyer and Supplier. Buyer shall notify Supplier of the method of shipment and expected delivery date. If no instructions are given, Supplier shall select the most cost effective carrier, given the time constraints known to Supplier. Subject to Paragraph 7(C), Supplier shall ship only the quantity of Items specified in the Release. Buyer may return at Supplier’s expense any Items in excess of the quantity stated in the Release or retain such Items, as instructed by Buyer.

B.	As directed by Buyer, freight shall be either managed by Supplier or Buyer in accordance with the following terms and conditions:

(i) For Supplier Managed Freight: Seller agrees that all Items shall be shipped Free Carrier, Seller’s Dock (FCA: Seller’s Dock, Inco terms 2000). Buyer shall notify Seller of the method of shipment. If no instructions are given, Seller shall select the most cost effective carrier based upon Buyer’s required delivery date.

(ii) For Buyer Managed Freight: All items shall be shipped Free Carrier, Supplier’s designated factory dock or distribution center dock (FCA: Supplier’s designated factory dock or distribution center dock, Inco terms 2000). Risk of loss shall pass to Buyer upon delivery of items to Buyer’s agent at the shipping point.

C.

Hazardous Materials Freight: Notwithstanding anything contained in Section 10.B. to the contrary, and regardless of the freight terms listed on any Purchase Order, all Items that are Hazardous Materials/Dangerous Goods and are regulated in transportation by international, federal, state or local law shall be shipped Delivered Duty Paid, Buyer’s Dock (DDP: Buyer’s Point of Use; Inco terms 2000) for non free trade zone factory sites or Delivered Duty Unpaid, Buyer’s Dock (DDU: Buyer’s point of use, Inco terms 2000) for free trade zone factory sales. Title and risk of loss shall pass to Buyer upon delivery of Items to Buyer’s point of use at the Buyer factory site designated in the Release.

11.	OWNERSHIP AND BAILMENT RESPONSIBILITIES

Any specifications, drawings, schematics, technical information, data, tools, dies, patterns, masks, gauges, test equipment, and other materials furnished or paid for by Buyer shall: (i) be kept confidential; (ii) remain or become Buyer’s property; (iii) be used by Supplier exclusively for Buyer’s orders; (iv) be clearly marked as Buyer’s property and segregated when not in use; (v) be kept in good working condition at Supplier’s expense; and (vi) be shipped to Buyer promptly on demand.

12.	CONFIDENTIALITY AND PUBLICITY
A.

During the course of this Agreement, either party may have or may be provided access to the other’s confidential information and materials. Provided such information or materials are marked in a manner reasonably intended to make the recipient aware, or the recipient is sent written notice within forty-eight (48) hours of disclosure, that the information or materials are “Confidential”, each party agrees to maintain such information in accordance with the terms of this Agreement and the CNDA referenced on the signature page of this Agreement or any applicable separate nondisclosure agreement between Buyer and Supplier. In the absence of a CNDA or other written agreement, at a minimum each party agrees to maintain such information in confidence and limit disclosure on a need to know basis, to take all reasonable precautions to prevent unauthorized disclosure, and to treat such information as it treats its own information of a similar nature, until the information becomes rightfully available to the public through no fault of the non disclosing party. Supplier’s employees who access Buyer’s facilities may be required to sign a separate non-disclosure agreement prior to admittance to Buyer’s facilities (referred to in Addendum D as “Unescorted Access Application forms”). Supplier shall not use any of the confidential information created for Buyer other than for Buyer.

B.

The parties agree that neither will disclose the existence of this Agreement or relationship (other than under NDA after delivery of working samples of Items), nor any of the details of this Agreement at any time, to any third party without the specific, written consent of the other, which may not be unreasonably delayed or withheld. If disclosure of this Agreement or any of the terms hereof is required by applicable law, rule, or regulation, or is compelled by a court or governmental agency, authority, or body, such as annual reports or S1 Filings: (i) the parties shall use all legitimate and legal means available to minimize the disclosure to third parties of the content of the Agreement, including without limitation seeking a confidential treatment request or protective order; (ii) the party compelled to make disclosure shall (if reasonably possible) inform the other party at least ten (10) business days (i.e., not a Saturday, Sunday or a day on that banks are not open for business in the geographic area in that the non-disclosing party’s principal office is located) in advance of the disclosure, and (iii) the party compelled to make disclosure shall give the other party a reasonable opportunity to review and comment upon the disclosure, and any request for confidential treatment or a protective order pertaining thereto, prior to making such disclosure. However, the parties may disclose this Agreement in confidence to their respective legal counsel, accountants, bankers and financing sources as necessary in connection with obtaining services from such third parties; and to investors or potential investors who are under an obligation of confidentiality at least as restrictive as that contained in the CNDA. Neither party may use the other party’s name or trademarks in any type of advertisement materials, web sites, press releases, interviews, articles, brochures, business cards, project reference or client listings without the other’s written consent, which may not be unreasonably delayed or withheld. For Intel, a request for such consent should be addressed to the Director of Corporate Purchasing and/or the Vice President of Materials, and for Supplier, a request for such consent should be addressed to the General Counsel,

C.	The obligations stated in this Section 12 shall survive the expiration or termination of this Agreement

13.	INTELLECTUAL PROPERTY INDEMNIFICATION
(1)

Defense by Aquantia.    Aquantia shall, at its own expense, defend or settle any suit or proceeding (“Claim”) that is instituted against Buyer to the extent that such claim alleges that any Item sold by Aquantia hereunder infringes any duly issued patent or copyright or misappropriates any trade secret and shall pay all damages awarded therein against Buyer or agreed upon in settlement by Aquantia. Buyer shall (a) give Aquantia reasonable notice in writing of any such Claim or threat thereof, (b) permit Aquantia sole control, through counsel of Aquantia’ choice, to defend and/or settle such Claim. Subject to Supplier’s right to control the defense and any settlement, Buyer may in addition have separate legal counsel participate in the defense on Buyer’s behalf at Buyer’s own expense. Finally, Supplier shall review with Buyer all proposed settlements and Buyer shall have the right to reject any proposed final settlements, such right of rejection being exercised only where the settlement would require Buyer to grant any rights or licenses under Buyer’s intellectual property rights or would cause other non-monetary impact to Intel.

(2)	When Not Applicable. The above provision shall not apply to and Aquantia shall have no liability or obligation for any

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

infringement to the extent attributed to: (a) any modification, servicing or addition made to the Item by anyone other than Aquantia or by a third party without Aquantia’s permission but only to the extent such infringement was caused by such modification, servicing or addition, (b) the use of the Item as a part of or in combination with any devices, parts or software not provided by Aquantia but only to the extent such infringement would not have occurred but for such modification, (c) the use of such Item to practice any method or process which does not occur within the Item, but only to the extent such infringement would not have occurred but for such use (d) compliance with Buyer’s detailed specifications to the extent that Aquantia does not have any discretion in the implementation of such specifications, but only to the extent such infringement would not have occurred but for such compliance, (e) incorporation into the Item or use in the manufacturing process of any technology provided by Buyer, to the extent such technology is required by Buyer to be so incorporated or used but only to the extent such infringement would not have occurred but for such incorporation or use.

(3)

Aquantia Options. If the use or sale of any Item purchased from Aquantia is enjoined, Aquantia shall, at Buyer’s option and at Aquantia’s expense: (a) procure for Buyer the right to use, sell, offer to sell or import such Item, (b) substitute a functionally equivalent, non-infringing unit of the Item; or (c) modify such Item so that it no longer infringes but is substantially equivalent in functionality; or refund to Buyer the amount paid for any Items returned to Supplier or destroyed. Aquantia shall in no event be obligated to accept new orders for Items that are or may be subject to a claim of infringement covered under this Article.

(4)     Buyer shall defend, indemnify, and hold Supplier harmless from any costs or expenses arising from a claim of infringement by a third party, where Buyer furnishes and requires Supplier to use detailed specifications for the process of manufacturing the Item(s), or provides any intellectual property or technology which Supplier (or any third party acting on behalf of Supplier) incorporates into the Item or uses in the manufacturing process, and such infringement claim would not have occurred but for complying with such detailed specifications or incorporating or using such Buyer intellectual property or technology. Notwithstanding the foregoing, Buyer shall have no liability to Supplier hereunder, if Supplier knows, or through the exercise of reasonable due diligence should have known, that the required manufacturing specification(s) infringe or potentially infringe a third party’s intellectual property rights. Buyer shall also defend, indemnify, and hold Supplier harmless from any costs or expenses arising from a claim of infringement by a third party resulting from (a) any modification, servicing or addition made to the Item by anyone other than Aquantia, (b) the use of the Item as a part of or in combination with any devices, parts or software not provided by Aquantia, or (c) the use of such Item to practice any method or process which does not occur wholly within the Item.

(5)     The foregoing and the warranties stated in Paragraph 8(B) state the entire set of obligations and remedies flowing between Buyer and Supplier arising from any claim brought by a third party regarding infringement or misappropriation of intellectual property rights, including but not limited to patent, copyright, trademark and trade secret rights, and is in lieu of and replaces any and all other express implied or statutory warranties, terms, or conditions regarding infringement and misappropriation

14.	RECORDS AND AUDIT

Supplier shall maintain complete and accurate records for the Items provided under this Agreement for a period of three (3) years after delivery of such Items. Buyer reserves the right to have Supplier’s records inspected and audited no more than once per calendar year to ensure compliance with the financial terms of this Agreement. At Buyer’s option or upon Supplier’s written demand, such audit will be performed by an independent third party at Buyer’s expense. Any third-party auditor must execute a nondisclosure agreement reasonably acceptable to Supplier with regard to all materials inspected by the auditor. However, if

Supplier is found not to be complying with the financial terms of this Agreement in any material way (more than 3% of the audited value during the audited period) Supplier shall reimburse Buyer for all reasonable costs associated with the audit, along with any discrepancies discovered, within thirty (30) days after completion of the audit. The results of such audit shall be kept confidential by the auditor and, if conducted by a third party, only Supplier’s failures to abide by the obligations of this Agreement shall be reported to Buyer, and the auditor will report the full details of the audit to Supplier.

15.	HAZARDOUS MATERIALS

A.         If Items or any services provided hereunder include Hazardous Materials, Supplier represents and warrants that Supplier and its personnel providing services to Buyer understand the nature of and hazards associated with the design and/or service of Items including handling, transportation, and use of such Hazardous Materials, as applicable to Supplier. Prior to causing Hazardous Materials to be on Buyer’s properly, Supplier shall obtain written approval from Buyer’s Site Environmental/Health/Safety organization. Supplier will be responsible for and indemnify Buyer from any liability to any third party (including governmental agencies) resulting from the actions of Supplier or its contractors in connection with: (i) providing such Hazardous Materials to Buyer; and/or (ii) the use of such Hazardous Materials in providing services to Buyer.

B.         Supplier will timely provide Buyer with material safety data sheets and any other documentation reasonably necessary to enable Buyer to comply with applicable laws and regulations regarding Hazardous Materials.

C.

Supplier hereby certifies that Items supplied to Buyer comply with all applicable requirements of Buyer’s Environmental Product Content Specification for Suppliers and Outsourced Manufacturers (Spec number BS-MTN-0001, available at http://supplier.intel.com/ehs/environmental.htm).

16.	CUSTOMS CLEARANCE

Upon Buyer’s request, Supplier will promptly provide Buyer with a statement of origin for all Items and with applicable customs documentation for Items wholly or partially manufactured outside of the country of import. Buyer shall also be the importer of record and is responsible for fulfilling quota terms, obtaining import licenses, paying import license or permit fees, duties and customs fees, and any other governmental or import taxes or fees, and preparing and submitting all required documentation in connection with importing the Items.

17.	COMPLIANCE WITH LAWS AND INTEL CODES OF CONDUCT

A.         Supplier shall comply with all national, state, and local laws and regulations governing the manufacture, transportation, import, export, and/or sale of Items and/or the performance of services in the course of performing its obligations under this Agreement. In the United States, these may include, but are not limited to, Department of Commerce, including U.S. Export Administration regulations, Securities Exchange Commission, Environmental Protection Agency, and Department of Transportation regulations applicable to Hazardous Materials. Neither Supplier nor any of its Subsidiaries will export/re-export any technical data, process, or product, or service provided by Buyer, directly or indirectly (including the release of controlled technology to foreign nationals from controlled countries), to any country for which the United States government or any agency thereof requires an export license or other government approval without first obtaining such license. Neither party shall export, either directly or indirectly, any Product, service or technical data or system incorporating such Items without first obtaining any required license or other approval from the U.S. Department of Commerce or any other agency or department of the United States Government. In the event any Product is exported from the United States or re-exported from a foreign destination by either Party, that Party shall ensure that the distribution and export/re-export or import of the Product is in compliance with all laws, regulations, orders, or other restrictions of the U.S.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Export Administration Regulations and the appropriate foreign government. Both parties agree that neither it nor any of its subsidiaries will export/re-export any technical data, process, Product, or service directly or indirectly, to any country for which the United States government or any agency thereof or the foreign government from where it is shipping requires an export license, or other governmental approval, without first obtaining such license or approval.

A current list of “Controlled Countries” can be found at http://www.bxa.doc.gov.
B.

Supplier represents and agrees that it is in compliance with Executive Order 11246 and implementing Equal Employment Opportunity regulations, the Vietnam Era Veterans’ Readjustment Assistance Act as amended by the Veterans Employment Opportunities Act of 1998 (to include: Vietnam-era Veterans and other Veterans who served on active duty during a war or campaign or expedition for which a campaign badge has been authorized), and the Immigration Act of 1987, unless exempted or inapplicable.

C.

Supplier shall comply with all applicable laws regarding non-discrimination in terms and conditions of employment, payment of minimum wage and legally mandated employee benefits and compliance with mandated work hours. Supplier shall comply with all applicable laws regarding employment of underage or child labor and shall not employ children under the age of 16. Buyer agrees not to include any discriminatory statements or requirements in contracts or other documents related to the sale or use of the Items or products that include the Items.

D.	Supplier agrees to fully comply with Buyer’s Code of Conduct and Electronic Industries Supply Chain Code of Conduct (EICC) as set forth at supplier.intel.com.

18.	MERGER, MODIFICATION, WAIVER, REMEDIES, AND SEVERABILITY
A.

This Agreement contains the entire understanding between Buyer and Supplier with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, dealings and negotiations, oral or written. No modification, alteration, or amendment shall be effective unless made in writing, dated and signed by duly authorized representatives of both parties.

B.

Failure of either party to enforce compliance with any provision of this Agreement shall not constitute a waiver of such provision unless accompanied by a clear written statement that such provision is waived. No waiver of any breach hereof shall be held to be a waiver of any other or subsequent breach.

C.	Each party’s rights and remedies herein are in addition to any other rights and remedies provided by law or in equity.
D.

If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable, a modeled provision shall be substituted which carries out as nearly as possible the original intent of the parties, and such determination shall not affect the validity of the remaining provisions unless either party determines in its reasonable discretion that the court’s determination causes this Agreement to fail in any of its essential purposes.

19.	ASSIGNMENT

Buyer may assign or delegate its rights and/or obligations or any part thereof under this Agreement to any or all of its wholly-owned subsidiaries. Otherwise, neither party may assign or delegate its rights and obligations under this Agreement without the prior written consent of the other. Buyer may cancel this Agreement for cause should Supplier attempt to make an unauthorized assignment of any right or obligation arising hereunder. For purposes of this Section 19, the acquisition, merger, consolidation, or change in control of Supplier or any assignment by operation of law shall be deemed an assignment that requires Buyer’s written consent.

20.	APPLICABLE LAW

This Agreement is to be construed and interpreted according to the laws of the State of Delaware, excluding its conflict of laws provisions. The provisions of the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

21.	HEADINGS
The headings provided in this Agreement are for convenience only and shall not be used in interpreting or construing this Agreement.

22.	SPECIFIC PERFORMANCE

Notwithstanding anything else contained in this Agreement, the parties hereto agree that failure to perform certain obligations undertaken in connection with this Agreement would cause irreparable damage, and that monetary damages would not provide an adequate remedy in such event. The parties further agree that failure to comply with obligations regarding confidential information are such obligations. Accordingly, it is agreed that, in addition to any other remedy to which the non breaching party may be entitled, at law or in equity, the non breaching party shall be entitled to seek injunctive relief to prevent breaches of the provisions of this Agreement, and to seek an order of specific performance to compel performance of such obligations in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction.

23.	NOTICES

Notices shall be given in writing by personal delivery, recognized overnight courier, or facsimile provided that a confirmation of receipt is obtained. All notices shall be deemed to have been given and received on the earlier of actual delivery (except that faxes sent on a non-business day will be deemed received on the next business day) or three (3) days from the date of deposit with overnight courier, to the address set forth below or to such other address as a Party has notified the other Party in writing. Unless Buyer notifies Supplier of a change, all notices to Buyer regarding this Agreement shall be sent to Buyer’s Materials General Counsel and to the Buyer’s Materials Representative, all at the address on the signature page of this Agreement. If to Aquantia:

Aquantia Corporation
Attention. Legal Department
700 Tasman Drive
Milpitas, CA 95035
USA
Telephone 408.228.8300

24.	PRIVACY
A.

This provision applies to both online and offline Personal Information. However, the exchange of employee information in the normal course of business shall not be considered Personal Information, and the parties do not anticipate the sharing of personal information under this Agreement.

B.

‘‘Personal Information” is defined as any information that can be used to identify, contact or locate a person outside of that person’s business affiliation as it pertains to this Agreement. This includes any information which is linked to Personal Information, or from which other Personal Information can easily be derived.

C.

If Buyer transmits any Personal information to Supplier, Supplier warrants that Supplier shall not transfer such Personal Information to any third party or use it for any purpose other than as described in this Agreement.

D.

If Supplier obtains Personal Information in the course of performance of services for Buyer, Supplier warrants that Supplier shall not transfer such Personal Information to any third party or use it for any purpose other than as described in this Agreement.

E.

Supplier shall permanently delete all Personal Information within thirty (30) days after the Personal Information is no longer being actively used in fulfilling Supplier’s obligations to Buyer under this Agreement, unless otherwise required by local law or regulation.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

F.

If Supplier contracts with its Affiliates, subcontractors or other third parties for performance of all or part of this Agreement, Supplier must require such third parties to agree in writing with the same, or substantially similar, Privacy and Data Security provisions as those contained in this Agreement.

G.

Supplier shall take all measures necessary to ensure the security of Supplier’s data, as described in the Data Security provision (Section 25) of this Agreement. Further, Supplier shall comply with the current online Privacy Alliance’s privacy guidelines (available at http://www.privacyalliance.org/ ).

25.	DATA SECURITY REQUIREMENTS
A.

Logical Controls: All systems containing Intel Confidential information will have strong access control mechanisms in place. Each system user must have a unique identifier and password combination. There must be control methods for securely granting and revoking access to these systems.

B.

Physical Controls: Server and mass storage systems storing Intel Classified information must be housed in a physically secure location with access controls to the granularity of the user (e.g. card access controlled room) and with 24x7 intrusion detection systems in place (e.g. a monitored perimeter alarm system). Access control audit trails must be maintained sufficient to support an investigation.

C.	Intrusion Detection/Response: For systems and networks containing Intel Classified material, mechanisms and controls must be in place to detect security breaches and to properly respond to a breach.
D.

Data Destruction: Electronic portable media (e.g. CD’s, hard drives, floppy disks, ZIP drives) which contained Intel Classified information must be disposed of in a secure manner (e.g. disk wipe to DOD 5220.22M standard, degauss or physical destruction). Hard copies of Intel Classified information must be disposed of by cross cut shredding or other secure destruction methods

26.	ELECTRONIC TRANSACTIONS
A.

Subject to the terms and conditions of this section, by on or about June 30, 2009 the parties expect to accept electronic records and electronic signatures as such terms are defined in the U.S. Electronic Signatures in Global and National Commerce Act) relating to transactions contemplated by this Agreement.

B.	In connection with system-to-system implementations if electronic transactions are enabled:
(i)

The parties will implement the particular transaction sets and/or message specifications mutually agreed upon by the parties. Each party’s implementation will comply with applicable standards (e.g., applicable ANSI standards or Rosetta Net Pips), except as otherwise mutually agreed.

(ii)

Where applicable standards require that the receiving party issue a notice to the other confirming message receipt, such notice will not constitute a binding acceptance or acknowledgement of anything more than mere receipt. In the event that any element of an applicable standard conflicts with a provision of this Agreement, the provision of this Agreement will control.

(iii)

If a party has adopted an electronic identifier (e.g. a digital signature), the other party is entitled to rely on the authenticity of messages signed by or otherwise associated with such electronic identifier unless and until notified otherwise by the adopter.

C.

Either party may use a third party service provider in connection with e-business activities (e.g., to route or translate EDI or XML messages, or to host web based services). The party contracting with a service provider must require that such service provider (a) use information disclosed to or learned by such service provider in connection with providing services solely for the purpose of providing the applicable services, and (b) not disclose such information to any third party. Either party may begin to use or may change a service provider upon reasonable prior written notice to the other party. Each party will be liable for the acts or omissions of its service provider in connection with activities contemplated by this Agreement.

27.	DISPUTE RESOLUTION

All disputes arising directly under the express terms of this Agreement or the grounds for termination thereof shall be resolved as follows: The senior management of both parties shall meet to attempt to resolve such disputes. If the disputes cannot be resolved by the senior management, either party may make a written demand for formal dispute resolution and specify therein the scope of the dispute. Within thirty (30) days after such written notification, the parties agree to meet for one (1) day with an impartial mediator and consider dispute resolution alternatives other than litigation, including referral to the National Patent Board or JAMS for arbitration. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one day mediation, either party may begin litigation proceedings.

28.	SURVIVAL

The provisions of Sections 1, 3, 5, 6, 8, 11, 12, 13, 14, 15, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, and paragraph 4C shall survive the termination or expiration of this Agreement. In addition, any right or legal obligation of a party contained in any Addendum or Amendment, that by its express term or nature would reasonably extend for a period beyond the term of the Agreement, shall also survive the termination of the Agreement for such extended period.

29.	NEW DEVELOPMENTS [Added by Addendum C]

30.	TRANSFER EVENT [Added by Addendum C]

31.	[Intentionally omitted]

32.	INTERPRETATION [Added by Addendum C]

33.	SUPPLY LINE PROTECTION (SLP) [Added by Addendum C]

34.	[Intentionally omitted]

35.	CAPACITY UPSIDE [Added by Addendum C]

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT NO. 1 TO

MASTER PURCHASE AGREEMENT FOR 10 GIGABIT ETHERNET PHYSICAL LAYER DEVICES

AND

PROJECT STATEMENT #1 – [*] PRODUCT

This Amendment No. 1 (the “Amendment”) is entered into as of September 22, 2009 (“Effective Date”), by and between Intel Corporation (“Intel”) and Aquantia Corporation (“Aquantia”) for the purpose of amending the Master Purchase Agreement for 10 Gigabit Ethernet Physical Layer Devices between Intel and Aquantia effective January 15, 2009 (“Master Agreement”) and its Project Statement #1 – [*] Product dated as of January 15, 2009 (the “Project Statement”) (the Master Agreement and the Project Statement are referred to collectively as the “Agreement”).

Whereas, the Project Statement provides for the development of the [*] Product which incorporates Intel’s 10GbE duel MAC with Aquantia’s 10GbE dual PHY, and also provides for a limited license to Aquantia to make, use and sell such product (referred to as the “Aquantia Product”) [*] as provided in the Project Statement and in the Master Agreement;

Whereas, Aquantia wishes to appoint another entity as a second source for Aquantia products, and accordingly, Aquantia wishes to have certain rights under the Agreement extended to such entity acting as Aquantia’s second source and/or clarified, and Intel agrees to such extensions and clarifications pursuant to the terms of this Amendment:

Now, therefore, in consideration of the mutual covenants and premises contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Effect of Amendment. Except as amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall control. Capitalized terms not defined herein have the meanings specified in the Agreement.

2.            Amendments.

(a)           In the Project Statement, the definition of “Aquantia Product” is hereby amended to read as follows:

8.1.2 “Aquantia Product” means [*]. Unless otherwise expressly set forth in this Project Statement, references to “[*] Product” in this Project Statement shall not be construed as including a reference to the Aquantia Product.

(c)           A new definition is hereby added to Section 8.1 of the Project Statement as follows:

8.1.11 “Second Source” means a third party, approved by Intel, with whom Aquantia enters into an agreement under which such third party will act as a second source for Aquantia’s customers with respect to the Aquantia Products, which products may be marketed and sold under the branding and marks of such third party.

(d)           Section 8.3.3 of the Project Statement is revised to add “(except as provided below)” after “non-sublicensable”.

(e)           Section 8.3.3.4 is revised to read as follows:

8.3.3.4 to make and have made, use, import, offer for sale and sell the Aquantia Products, and, upon consent of Intel to sublicense the foregoing rights to the Second Source.

(f)           Section 8.4 of the Project Statement is amended to read as follows:

8.4 Have Made Rights. For purposes of exercising its have made rights granted under Section 8.3.3.2 and 8.3.3.4 of this Project Statement (Licensing), Aquantia (and, for the purpose of exercising its sublicense rights under Section 8.3.3.4, its Second Source) may deliver Intel Technology delivered to Aquantia by Intel only to those subcontractors approved in advance in

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

writing by Intel subject to the confidentiality obligations set forth in Section 3.(a) of this Amendment.

3.            Consent for Second Source. Intel hereby approves [*] as a Second Source under the following terms and conditions:

(a)           Disclosure of Intel Confidential Information. Intel hereby consents to the disclosure of the Intel Confidential Information set forth in Addendum A attached hereto and by this reference made a part hereof. Such disclosure shall be made under an agreement of confidentiality at least as comprehensive as the agreement applicable to each such item of Intel Confidential Information (e.g., the CNDA or any other applicable confidentiality agreement). Aquantia shall be liable to Intel for any breach of such agreement of confidentiality by the Second Source and any such agreement shall name Intel as a third party beneficiary.

(b)           Consent to Sublicense: Intel hereby consents to the sublicense under Section 8.3.3.4 to [*] under the following terms and conditions:

(i)            Aquantia to disable [*] for the Aquantia Product [*].

(ii)            Mask Works made from [*] are defined as [*] will be identified by a [*].

(iii)            Except as described in section 3 (d) below, [*] will not order, nor have access to, [*] for the Aquantia Product and [*] will purchase wafers from [*] based on [*].

(iv)          For Second Source Aquantia Product, [*] to manage subcon Assembly/Test suppliers.

(v)          The sublicense is limited solely to [*] providing second source services to Aquantia customers and markets as defined in and under the terms and conditions of the second source agreement between Aquantia and [*] (“Second Source Agreement”).

(vi)            The sublicense shall terminate immediately upon termination of the Second Source Agreement for any reason, provided that, after termination of the Second Source Agreement, the sublicense to [*] shall continue solely to the extent necessary to allow [*] to provide a last time buy if required under the Second Source Agreement (“Continuing Rights”).

(c)           Delivery of Intel Technology. Subject to Section 3(a) above, Aquantia may deliver the Intel Technology set forth in Exhibit A to [*] solely for the use by [*] in the performance of the Second Source Agreement. [*] shall return all Intel Technology to Aquantia upon the termination of the Second Source Agreement and expiration of Continuing Rights.

(d)           Use of [*]. In the event 1) [*] is unable to fulfill its obligations to supply Aquantia Product under the Second Source Agreement due to [*] which is uncured after [*] notice; and 2) Aquantia is unable or unwilling (other than due to breach of agreement by [*] or [*]) to make the [*] or a suitable replacement available to [*] for the purpose of enabling [*] to supply [*] under the Second Source Agreement, [*] may, at its sole expense procure a replacement set of [*]. [*] shall transfer ownership of the [*] to Intel [*]. Upon ownership transference of the replacement [*] to Intel, Intel shall license [*] to use the [*] to build wafers and sell Aquantia Product to [*] solely to the extent necessary for [*] go fulfill its obligations to [*] under the Second Source Agreement [*]. Intel will not [*]. Intel shall maintain the [*] as Aquantia Confidential Information under the CNDA between the parties.

4.            Miscellaneous. The parties mutually acknowledge and agree that this Amendment shall he governed by and construed in accordance with the internal laws of the State of Delaware without regard to conflicts of law provisions thereof. This Amendment represents the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, understandings, proposals and representations by the parties and no waiver, modification or amendment shall be valid unless it is set forth in writing and signed by both parties. This Amendment may be executed in any number of counterparts and when so executed and delivered shall have the same force and effect as though all signatures appeared on one document.

IN WITNESS WHEREOF, each party has caused this Amendment to be duly executed as of the Effective Date.

INTEL CORPORATION		AQUANTIA CORPORATION

By:	/s/Tom Swinford	By:	/s/ Faraj Aalaei

Name:	Tom Swinford	Name:	Faraj Aalaei

Title:	VP and GM, LAN Access Division	Title:	CEO

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Addendum A

Intel Confidential Information and Intel Technology to be Disclosed to [*].

1 - Existence of a business relationship between Aquantia and Intel as it relates to [*].

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT NO. 2 TO

MASTER PURCHASE AGREEMENT FOR 10 GIGABIT ETHERNET PHYSICAL LAYER DEVICES

AND

PROJECT STATEMENT #1 – [*] PRODUCT

This Amendment No. 2 (the “Amendment”) is entered into as of Dec 15, 2011 (“Effective Date”), by and between Intel Corporation (“Intel” ) and Aquantia Corporation (“Aquantia”) for the purpose of amending the Master Purchase Agreement for 10 Gigabit Ethernet Physical Layer Devices between Intel and Aquantia effective January 15, 2009 (“Master Agreement”) and its Project Statement #1 – [*] Product dated as of January 15, 2009 (the “Project Statement”) (the Master Agreement and the Project Statement are referred to collectively as the “Agreement”).

Whereas, the Project Statement provides for the development of the [*] Product which incorporates Intel’s 10GbE duel MAC with Aquantia’s 10GbE dual PHY, and also provides for a limited license to Aquantia to make, use and sell such product (referred to as the “Aquantia Product”) [*] as provided in the Project Statement and in the Master Agreement;

Whereas, Aquantia wishes to appoint another entity as a second source for Aquantia products, and accordingly, Aquantia wishes to have certain rights under the Agreement extended to such entity acting as Aquantia’s second source and/or clarified, and Intel agrees to such extensions and clarifications pursuant to the terms of this Amendment;

Now, therefore, in consideration of the mutual covenants and premises contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Effect of Amendment. Except as amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall control. Capitalized terms not defined herein have the meanings specified in the Agreement.

2. Consent for Second Source. Intel hereby approves [*] as a Second Source under the following terms and conditions:

(a)        Disclosure of Intel Confidential Information. Intel hereby consents to the disclosure of the Intel Confidential Information set forth in Addendum A attached hereto and by this reference made a part hereof. Such disclosure shall be made under an agreement of confidentiality at least as comprehensive as the agreement applicable to each such item of Intel Confidential Information (e.g., the CNDA or any other applicable confidentiality agreement). Aquantia shall be liable to Intel for any breach of such agreement of confidentiality by the Second Source and any such agreement shall name Intel as a third party beneficiary.

(b)        Consent to Sublicense: Intel hereby consents to the sublicense under Section 8.3.3.4 to [*] – under the following terms and conditions:

(i)         Aquantia to disable [*] for the Aquantia Product [*].

(ii)        Mask Works made from [*] are defined as [*] will be identified by a [*].

(iii)        Except as described in section 3 (d) below, [*] will not order, nor have access to, [*] for the Aquantia Product, and [*] will purchase wafers from [*] based on [*].

(iv)         For Second Source Aquantia Product, [*] to manage subcon Assembly/Test suppliers.

(v)         The sublicense is limited solely to [*] providing second source services to Aquantia customers and markets as defined in and under the terms and conditions of the second source agreement between Aquantia and [*] (“Second Source Agreement”)

(vi)         The sublicense shall terminate immediately upon termination of the Second Source Agreement for any reason, provided that, after termination of the Second Source Agreement, the sublicense to [*] shall continue solely to the extent necessary to allow [*] to provide a last time buy if required under the Second Source Agreement (“Continuing Rights”).

(c)        Delivery of Intel Technology. Subject to Section 3(a) above, Aquantia may deliver the Intel Technology set forth in Exhibit A to [*] solely for the use by [*] in the performance of the Second Source Agreement.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[*] shall return all Intel Technology to Aquantia upon the termination of the Second Source Agreement and expiration of Continuing Rights.

(d)        Use of [*]. In the event 1) [*] is unable to fulfill its obligations to supply Aquantia Product under the Second Source Agreement due to the [*] which is uncured after [*] notice; and 2) Aquantia is unable or unwilling (other than due to breach of agreement by [*] or [*]) to make the [*] or a suitable replacement available to [*] for the purpose of enabling [*] to enable [*] to supply [*] under the Second Source Agreement, [*] may, at its sole expense procure a replacement set of [*]. [*] shall transfer ownership of the [*] to Intel [*]. Upon ownership transference of the replacement [*] to Intel, Intel shall license [*] to use the [*] to build wafers and sell Aquantia Product to [*] solely to the extent necessary for [*] go fulfill its obligations to [*] under the Second Source Agreement [*]. Intel will not [*]. Intel shall maintain the [*] as Aquantia Confidential Information under the CNDA between the parties.

3.           Miscellaneous. The parties mutually acknowledge and agree that this Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to conflicts of law provisions thereof. This Amendment represents the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, understandings, proposals and representations by the parties and no waiver, modification or amendment shall be valid unless it is set forth in writing and signed by both parties. This Amendment may be executed in any number of counterparts and when so executed and delivered shall have the same force and effect as though all signatures appeared on one document.

IN WITNESS WHEREOF, each party has caused this Amendment to be duly executed as of the Effective Date.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

INTEL CORPORATION		AQUANTIA CORPORATION

By:	/s/ Tom Swinford	By:	/s/ Faraj Aalaei

Name:	Tom Swinford	Name:	Faraj Aalaei

Title:	VP, IAG & GM, CNG	Title:	CEO

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ADDENDUM A

PROJECT STATEMENT #1 — [*] PRODUCT

1.	INCORPORATION INTO AGREEMENT

Intel and Aquantia (the “Parties”) agree that this Project Statement #1 (“Project Statement”) shall be attached to and incorporated in the “Agreement” as Attachment Number #1. For purposes of this Project Statement #1, the “Agreement” means the Master Purchase Agreement between Intel Corporation and Aquantia Corporation dated December 15, as amended to-date. The purpose of this Project Statement #1 is to set forth the terms and conditions under which Aquantia will develop and deliver a 10GbE dual MAC/PHY device (“[*] Product”). The Parties agree that the date of this Project Statement #1 shall be January 15, 2009.

Any changes to the specifications of [*] Product that are set forth in this Project Statement #1 must be agreed to by the Parties in writing.

2.	DEFINITIONS AND PRODUCT DESCRIPTION

Aquantia will combine Intel’s 10GbE dual MAC with Aquantia’s 10GbE dual PHY to create the [*] Product on [*] 40nm process. Intel’s dual MAC will be delivered as [*] with Aquantia performing [*] in order to deliver [*] devices to Intel. [*] Product is a custom item.

3.	PRICING

3.1.          In Sample and/or Prototype Units. Upon availability and prior to [*] (or other dates subsequently agreed to by the Parties) Intel may purchase sample or prototype units of [*] Product from Aquantia as follows:

All sample and/or prototype units, regardless of spin (e.g., A0, A1, A2): Aquantia will provide the first 200 samples to Intel at no cost. Intel may purchase additional samples at Aquantia’s “Standard Cost”. “Standard Cost” is defined as [*].

3.2.          [*] Units

3.2.1.    Purchase Price

3.2.1.1. Intel may purchase [*] at the pricing specified below following its delivery to Aquantia of Intel’s written confirmation that [*] Product has received [*]. Following such notice Intel shall pay Aquantia [*] units delivered to it in keeping with the purchase order terms specified in Sections 3 and 4 of the Master Purchase Agreement. The [*] relevant to any given purchase order shall be the applicable [*] stated in the table below [*] plus [*], calculated as follows:

[*].

3.2.1.2. For the purpose of this Section 3.2, the [*] is defined as [*]. The [*] will be [*] by Intel [*].

3.2.2.    [*]

3.2.2.1. Given that the [*] used in the formula stated in 3.2.1.1 has [*] for [*]:

a) For each [*].

b) [*] determined in Section 3.2.2.1a) above [*].

c) [*] under Section 3.2.1. The difference shall be [*].

d)          In conjunction with the [*], Intel shall provide Aquantia with [*]. For clarification, this does not require the [*]. This report shall be treated as Intel Confidential Information under Section 12 of the Agreement.

3.2.3.    For the purpose of this Section 3.2 units sold to Intel customers shall include units sold directly by Intel or its distributors to its customers as well as units incorporated by or on behalf of Intel into one or more Intel product(s), such as [*] and sold to an Intel customer. In the latter case, the [*] shall be deemed to be the [*]. For example [*].

The [*] is listed in the [*] below

[*] Schedule

Date	1H 2011	2H 2011	1H 2012	2H 2012	2013+
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

Any changes in the UPC shall be as mutually agreed by the Parties.

[*].

4.	PREPAYMENT, NRE AND EXCHANGE OPTION

4.1.          Prepayment: Intel shall prepay $4,000,000 to Aquantia which will be applied towards [*]. This prepayment shall be fully refundable at Intel’s discretion after January 1, 2010.

Prepaid Payment Schedule:

Due on:	[*]
Payment	$4,000,000

Aquantia shall invoice Intel for the foregoing prepayment [*] prior to the payment due date set forth in the table above. Intel shall remit payment on or before the payment due date set forth above, which shall be within [*] of Intel’s receipt of Aquantia’s invoice.

4.2.          NRE: Intel shall pay Aquantia for non-recurring engineering expenses (“NRE”) associated with the development of [*]. Intel’s total NRE payment to Aquantia for [*] Product shall be $4,000,000. This includes [*].

If [*] are necessary then [*].

[*].

NRE Payment Schedule:

Due on:	[*]
Payment	$4,000,000

4.3.          Aquantia shall invoice Intel for the foregoing NRE payment at least [*] prior to the payment due date set forth in the table above. Intel shall remit payment on or before the payment due date set forth above, which shall be within [*] of Intel’s receipt of Aquantia’s invoice. For the avoidance of doubt, the foregoing NRE payment [*].

5.	DEFINITIONS

1000BASE-CX	IEEE 802.3z Gigabit Ethernet Standard for short haul copper (up to 25m).
1000BASE-LX	IEEE 802.3z Gigabit Ethernet Standard using long wavelength (1300nm) laser, typically over Single mode Fiber.
1000BASE-SX	IEEE 802.3z Gigabit Ethernet Standard using short wavelength (850nm) laser, typically over Multi-mode Fiber.
1000BASE-T	IEEE 802.3ab Gigabit Ethernet Standard Physical Layer definition for long haul copper (up to 100m) over 4 pair of Category 5 balanced copper cabling.
802.3	IEEE standard that defines CSMA/CD and 10BASE-T.
802.3ab	IEEE standard that defines 1000BASE-T.
802.3u	IEEE standard that defines 100BASE-TX.
802.3z	IEEE standard that defines 1000BASE-CX, 1000BASE-LX, 1000BASE-SX.
A0	A0 is used to indicate the first revision of the silicon. If the next revision only changes metal layer, the number increments (e.g. A1). If all (or most) layers change, the letter increments and the number resets to zero (e.g. B0).
AFE	Analog Front End that converts digital signals to analog for input and output on physical interface.
AoL	Alert-on-LAN.
ASF	Alerting Standards Form.
BRD	The library format for Cadence Allegro PCB designs
CSMA/CD	Carrier Sense Multiple Access / Collision Detect. This is the type of bus protocol implemented by 802.3 Ethernet.
CTE	Cold Temperature Elimination — a method to eliminate the need of testing at cold temperature at high volume production, while still achieving quality / reliability requirements.
DAC	Dual Address Cycle.
DB	The library format of Synopsys synthesis libraries.
DFT	Design For Testability.
DMA	Direct Memory Access.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

DRC	Design Rule Check.
DSP	Digital Signal Processor.
EEPROM	Electrically Erasable Programmable Read Only Memory.
EEE	Energy Efficient Ethernet
GMAC	Gigabit MAC.
GMII	Gigabit Media Independent Interface.
GPIO	General Purpose Input/Output. This is a software controllable input/output pin/pad.
HDL	Hardware Description Language.
HSPICE	Industry standard models for package, analog, circuit simulation.
IAS	Integration Architecture Specification – is the overall system specification for Barton Hills-LM/LC and will be the reference point for all functions and features.
IBIS	An industry standard simulation / signal characterization model of IOs.
IO	Input/Output. Typically refers to a silicon pin/pad.
LOM	LAN-on-Motherboard.
LVS	Layout Versus Schematic.
MAC	Media Access Controller. The name of the logic that implements the 802.3 CSMA/CD standard.
MAC Controller	The logic that provides the MAC function along with DMA and a host interface (e.g. PCI).
MII	Media Independent Interface.
Modelsim	Model Technology’s HDL simulator product.
PCI-Express	Third Generation high performance I/O bus implemented with serial, point-to-point type interconnect for communication between two devices at current data-rate of 2.5 Gbits/sec. AIso known as “PCIE”.
PDT	Intel and AQUANTIA Joint Program Development Team.
PHY	Physical Layer Device. The device/block that implements the AFE.
PPS & PRQ	There are two qualification levels designed to meet Intel’s and its customers’ product introduction and production ramp needs, Pre-Production Samples (PPS) and Production Release Qualification (PRQ). PPS supports the unique and varied demands our businesses have in shipping limited quantities of customer qualification samples. At PRQ, Intel’s objective is to ship unlimited quantity of commercial products that meet the Q&R requirements and are supported by the applicable Intel warranty agreements.
PXE	Pre-boot execution Environment.
RAM	Random Access Memory.
SDF	Standard Delay Format.
SerDes	Serializer-Deserializer connection used in Backplane – connection using high speed serial electrical interface, based on IEEE – 1000BaseT-CX; or Fiber interface, IEEE 1000BaseT LX/SX.
SKU	Stock Keeping Unit.
SPEF	Standard Parasitic Exchange Format
Synopsys	Synthesis tool company. www.synopsys.com
TBI	Ten Bit Interface.
UTP	Unshielded Twisted Pair.
VCS	Synopsys’s HDL simulator product.
Verilog	An industry standard HDL language.
WfM 2.0	Wired for Management 2.0 specification: an Intel initiative to improve manageability of desktop, mobile and server systems, decreasing total cost of ownership.
WoL	Wake on LAN: An IBM trademarked term, used in place of Remote Wake Up, which describes the capability of remotely bringing a PC from a low to a high power state.
ZOBI	Zero-Hours-Burn-In a method to eliminate the need of burn-in at high volume production while still achieving quality / reliability requirements.

6.	PROJECT MANAGEMENT

The Parties agree to assign dedicated project managers, engineering managers, and other personnel to this project as specified below. The project managers will exercise overall project responsibility for their respective Party:

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program and Engineering Project Managers

Party	Name	Title	Phone #	Email
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Aquantia	[*]	[*]	[*]	[*]
Aquantia	[*]	[*]	[*]	[*]
Aquantia	[*]	[*]	[*]	[*]

In addition, when applicable, both Parties agree to assign cross-functional team members to the [*] Product project. These members will include employees of each Party representing, but not limited to, the following functions or disciplines:

Analog Engineering (IO cells, PHY, and noise analysis)

Applications Engineering

Board Engineering

CAD Engineering (Layout, DRC)

Customer Support

Digital Engineering (ASIC and CMOS micro-architecture)

Software Engineering

Foundry Support

Manufacturing Test Engineering

Marketing

Operations

Packaging Engineering

Product Engineering

Production Operations and Document Control

Quality & Reliability Engineering

Silicon Validation

7.	TERMINATION

7.1.          [*] Product Project cancellation by Intel for convenience:

Any other section of the Agreement notwithstanding, Intel may terminate this Project Statement for convenience at any time by written notice to Aquantia In lieu of any claim for termination charges provided in Sections 5.B and 5.C of the Agreement, Intel shall pay to Aquantia the remaining unpaid NRE payments under the NRE payment table in Section 4.

7.2.          [*] Product project cancellation by Aquantia for convenience:

Aquantia may not terminate this Project Statement for convenience.

8.	INTELLECTUAL PROPERTY AND MARKING

8.1.          Definitions

8.1.1. “Aquantia Field of Use” means (a) physical layer (“PHY”) technology for Ethernet networking technologies, circuit design, modeling and process design methodologies, programs and flows that do not fall within the Intel Field of Use and are not otherwise based in any way on Intel Confidential Information; (b) dynamic back biasing technology that does not fall within the Intel Field of Use and is not otherwise based in any way on Intel Confidential Information, and (c) additional technology, if any, expressly identified in the Project Statement.

8.1.2. “Aquantia Product” means [*].

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

8.1.3.       “Background IP” means all Intellectual Property and Patents belonging to or controlled by either Party, (i) developed, conceived, obtained or acquired prior to the Effective Date of the Agreement or (ii) developed, conceived, obtained or acquired independently of the Agreement or not as part of the approved Project Statement.

8.1.4.       “Intel Field of Use” means (a) media access controller (“MAC”) technology for Ethernet networking technologies; (b) technology related to manufacturing, metrology, testing, inspection, architecture, functionality and/or power management of (i) Processors, (ii) Chipsets and (iv) Intel processor based motherboards; and (c) additional technology, if any, expressly identified in an applicable Project Statement.

8.1.5.       “Intellectual Property” means any and all intellectual property rights including all of the following and all rights in, arising out of, or associated therewith: (i) procedures, designs, inventions, and discoveries; (ii) works of authorship, copyrights and other rights in works of authorship; (iii) mask work rights, and (iv) know-how, show-how and trade secrets on a world wide basis, but excluding all Patents issued or issuable thereon, and all trademarks, trade names, or other forms of corporate or product identification.

8.1.6.       “Patents” means all classes or types of patents (including, without limitation, originals, divisions, continuations, continuations-in-part, extensions, renewals, reexaminations, or reissues), and applications for these classes or types of patent rights in all countries of the world (collectively, “Patent Rights”) that are owned or controlled by the applicable Party during the term of the Agreement.

8.1.7.       “Patent Prosecution” means (i) preparing, filing and prosecuting patent applications (of all types), (ii) maintaining any Patents, and (iii) managing interference, reexamination or opposition proceedings relating to the foregoing.

8.1.8. “Project” means the development of [*] Product during the term of this Project Statement as part of an approved Project Statement.

8.1.9.       “Project IP” means all Intellectual Property and Patents developed or conceived under this Project Statement by one Party or both Parties as part of an approved Project Statement to develop [*] Products. Project IP does not include the Background IP of either Party.

8.1.10.       “[*] Product” means a product consisting of a single integrated circuit of the integration of Intel’s 10GbE dual MAC with Aquantia’s 10GbE dual PHY described in the approved Project Statement to create [*] Product on [*] 40nm process.

8.2.	Intellectual Property and Patent Ownership

8.2.1. Background IP. As between the Parties, Intel shall have exclusive ownership of Intel’s Background IP, and Aquantia shall have exclusive ownership of Aquantia’s Background IP.

8.2.2. Project IP

8.2.2.1.     Any and all Project IP, other than mask work rights, that falls within the Intel Field of Use, whether solely or jointly developed, shall be owned solely by Intel (“Intel Owned IP”). Aquantia hereby assigns to Intel all of the Project IP developed or co-developed by Aquantia pursuant to this Project Statement that falls within the Intel Field of Use.

8.2.2.2.     Any and all Project IP that falls within the Aquantia Field of Use, whether solely or jointly developed, and all mask work rights that are part of the Project IP, shall be owned solely by Aquantia (“Aquantia Owned IP”). Intel hereby assigns to Aquantia all of the Project IP developed or co-developed by Intel pursuant to this Project Statement that falls within the Aquantia Field of Use.

8.2.2.3.     Any Project IP that does not fall within either the Intel Field of Use or the Aquantia Field of Use that is solely conceived by employees of one Party as part of the Project without any contribution, individually or jointly, of employees of the other Party shall be owned solely by the Party whose employees conceived such Project IP.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

8.2.2.4. Any Project IP that does not fall within either the Intel Field of Use or the Aquantia Field of Use that is jointly conceived by employees of both parties as part of the Project (“Joint Out-of-Field Project IP”) shall be jointly owned.

8.2.2.5. Subject to the licenses granted in this Project Statement and upon the expressed written approval of the other Party, either Party may at its sole expense file a Patent and carry out Patent Prosecution on any Joint Out-of-Field Project IP and the non-filing Party will assign and hereby does assign to the filing Party all of its ownership interest in such Joint Out-of-Field Project IP and agrees to execute further instruments necessary for Patent Prosecution as reasonably requested by the filing Party.

8.2.2.6. In the event either Party is unable to obtain the expressed written approval of the other Party pursuant to Section 8.2.2.5 of this Project Statement, such Joint Out-of-Field Project IP will be kept as a jointly-owned trade secret.

8.2.3. Maskworks

8.2.3.1. Sections 8.2.1 and 8.2.2 of this Project Statement notwithstanding, Aquantia shall own the mask works for the Aquantia Product and [*] Product (each referred to as “Mask Works”)

8.2.3.2. The Mask Works may include trade secrets of Intel. In addition and not in lieu of any obligation of confidentiality imposed by the Agreement with respect to Intel Confidential Information, Aquantia will not disclose or otherwise make any part of Mask Works available, in any form, to any person other than Aquantia employees whose job performance requires such access consistent with the exercise of Aquantia’s licenses under Section 8.3.3 of this Project Statement. Aquantia agrees to instruct all such employees on these obligations with respect to use, copying, protection, and confidentiality of Mask Works.

8.2.3.3. Upon written consent by Intel, Aquantia may deliver the Mask Works to Aquantia subcontractors approved by Intel in writing for the purpose of exercising Aquantia’s rights under Section 8.3.3 of this Project Statement under an obligation of confidentiality at least as protective as that set forth in Section 12 of the Agreement. In the event of the termination of the Agreement, except for breach by Aquantia, pursuant to Aquantia exercising its rights under Section 8.3.3.4 Aquantia may deliver the Mask Works to a mask or wafer fabrication subcontractor approved by Intel in writing, provided Aquantia complies with the conditions in Section 8.5 below. Intel consents to the Mask Works being provided to [*].

8.2.3.4. Aquantia may not assign, sublicense, lease, or in any other way transfer or disclose Mask Works to any third party or reproduce or distribute any part of the Mask Works except as expressly provided in this Project Statement.

8.2.4. GDSII files

8.2.4.1. Sections 8.2.1 and 8.2.2 of this Project Statement notwithstanding, Aquantia and Intel shall jointly own the GDSII files for the [*] Product. Section 8.6 defines Intel’s right to use the GDSII files to exercise Intel’s make and have made rights for [*] Product.

8.2.4.2. Each Party shall protect the GDSII files to the same extent as it protects its own similar Intellectual Property. Because the GSDII files contain confidential information of both parties, each Party shall maintain the GDSII files as confidential information of the other Party subject to Section 12 of the Agreement as well as Section 8.6 below

8.3.	Licensing

8.3.1.     Aquantia grant to Intel. Subject to the terms of the Agreement, Aquantia hereby grants to Intel a royalty-free, non-exclusive, nontransferable, non-sublicensable (except as expressly provided herein), irrevocable, worldwide license under Project IP and Aquantia Background IP used in the development of the [*] Product to:

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8.3.1.1. use and import and directly or indirectly sell, offer to sell and otherwise dispose of [*] Product;

8.3.1.2. disclose (subject to Section 12 of the Agreement), use, copy, have copied, modify and have modified Intellectual Property delivered to Intel by Aquantia as part of a Project Statement solely for the purposes of design validation, bug evaluation and repair of designs using [*] Product;

8.3.1.3. use [*] Product, and to use, make, have made, sell, offer to sell and import Intel products that incorporate or are otherwise adapted to operate with [*] Product. Intel shall further have the right to extend to direct or indirect customers of Intel a license under all of Aquantia’s Patent rights in the [*] Product to use, sell, offer to sell or import Intel products that incorporate or are otherwise adapted to operate with [*] Product,

8.3.2.     API License. In addition to the licenses set forth above, Aquantia further grants to Intel a royalty free, non-exclusive, irrevocable, worldwide license to copy, display, perform, create derivative works and distribute Aquantia’s API software which will be provided in both object and source code form and which is more fully described in Attachment #2.

8.3.3.     Intel grant to Aquantia. Subject to the terms of the Agreement and for the term of the Agreement, Intel hereby grants to Aquantia a royalty-free, non-exclusive, nontransferable, non-sublicensable, irrevocable (except for breach of the Agreement by Aquantia), worldwide license under Project IP and Intel Background IP used in the development of the [*] Product to:

8.3.3.1. internally use, copy and have copied the technology delivered to Aquantia by Intel as part of a Project Statement solely for the purposes of developing and supporting the [*] Product as specified in an approved Project Statement solely for the benefit of Intel;

8.3.3.2. make, have made (subject to Section 8.5 (Consent for Aquantia Products) the [*] Products solely for the benefit of Intel; and

8.3.3.3. sell the [*] Product only to Intel; and

8.3.3.4. to make and have made, use, import, offer for sale and sell the Aquantia Product subject to Intel approval provided in Section 8.5 (Consent for Aquantia Products)

8.3.4.     Except as set forth in Section 8.3.3.4 in no event may Aquantia exercise the foregoing license to develop, make, use, sell or otherwise distribute any Intel Background IP or Intel Project IP other than for Intel’s benefit. Aquantia will have no right to make or use the [*] Product for its own use, or to sell the [*] Product to anyone other than Intel.

8.3.5.     The Parties acknowledge that nothing in the foregoing is intended to restrict Aquantia from testing and validating the [*] Products to the extent necessary for the purpose of fulfilling its obligations under the Agreement.

8.4.    Have Made Rights. For purposes of exercising its have made rights granted under Sections 8.3.3.2 and 8.3.3.4 of this Project Statement (Licensing), Aquantia may deliver Intel Technology delivered to Aquantia by Intel only to those subcontractors approved in advance in writing by Intel.

8.5.    Consent for Aquantia Products.

8.5.1.     Prior to Aquantia’s initial release of the Aquantia Product, Aquantia shall [*] in order to ensure that adequate security has been incorporated to prevent [*] within the Aquantia Product. Upon Intel’s foregoing written approval for the Aquantia Product, Aquantia may exercise its rights under the license granted in Section 8.3.3.4, unless and until Aquantia desires to [*] submit such new method [*].

8.5.2. In the event of the termination of the Agreement, Aquantia may exercise its rights under the license granted in Section 8.3.3.4 but only with respect to Aquantia Products [*].

8.5.3. In the event of the termination of the Agreement, Aquantia represents and warrants that it will [*], leading to [*]. The [*] will effectively [*]. This [*], allowing [*]. Once the new [*].

8.6.    Continuity of Supply

8.6.1. Forecast and Manufacturing Cycle Time.

8.6.1.1. Intel will provide Aquantia with a rolling [*] forecast per the Agreement (“Forecast”) and both Aquantia and Intel will mutually agree to [*] for the Aquantia manufacturing cycle which is to be used to [*].

8.6.1.2. Aquantia’s manufacturing cycle time (“Manufacturing Cycle Time” or “MCT”) is [*].

8.6.2.     Subject to the terms of the Agreement, Aquantia grants to Intel a worldwide, nonexclusive, nontransferable, perpetual, irrevocable license to manufacture, or have manufactured, use and import and directly or indirectly sell, offer to sell and otherwise dispose of [*] Product as limited in this Section 8.6. Intel covenants and agrees that it will have the option to exercise the rights granted pursuant to this Section 8.6.2 upon the occurrence of one or more of the Trigger Events set forth in Section 8.6.2.1 below.

8.6.2.1. A “Trigger Event” is any one of the following events (each, a “Trigger Event”): [*].

8.6.2.2. [*].

8.6.3. [*].

8.6.4. [*].

8.7.    Product Markings. The [*] Product shall be marked as an Intel-branded device. Aquantia shall meet Intel’s requirements for Intel branded products as required by Intel.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9.	DESIGNATED PROJECT MANAGERS AND TECHNICAL POINTS OF CONTACT

For Aquantia: /s/ [*]		For Intel:

[*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Phil Delansay	By	/s/ Pat Gelsinger

Printed Name: Phil Delansay		Printed name: Pat Gelsinger

Title: CEO		Title: Sr. VP & GM, Digital Enterprise Group

Date:	January 15, 2009	Date:	January 15, 2009

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #1 TO PROJECT STATEMENT #1: [*] PRODUCT

REQUIRED FEATURES OF THE [*] PRODUCT

Project Summary:

[*2 pages*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Phil Delansay	By	/s/ Pat Gelsinger

Printed Name: Phil Delansay		Printed name: Pat Gelsinger

Title: CEO		Title: Sr. VP & GM, Digital Enterprise Group

Date:	January 15, 2009	Date:	January 15 ,2009

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #2 TO [*] PRODUCT PROJECT STATEMENT

STATEMENT OF WORK (“SOW”)

This Attachment #2 describes Key Milestones, deliverables and required dates throughout the Project. Following the effective date of this Project Statement #1, the Parties may choose to revise the content of this Attachment #2, including delivery dates, milestones, etc. as mutually agreed. All such subsequent changes or revisions to these milestones, deliverables and dates are subject to ratification by Intel and Aquantia in meetings held by the Program Managers at Intel and Aquantia, and recorded in the Meeting Minutes and Project Schedule.

Aquantia Deliverables and Milestones

The table below represents a summary of the Aquantia and Intel deliverables, milestones, and associated delivery dates. [*]. Each milestone is briefly defined in the section below the table.

[*].

Section Ref	Deliverable/Milestone	Owner(s)	Date (DATES TBD, WILL CHANGE!)
(1)	[*]	Intel/Aquantia	[*]
(2)	[*]	Intel	[*]
(3)	[*]	Aquantia	[*]
(4)	[*]	Intel	[*]
(5)	[*]	Aquantia	[*]
(6)	[*]	Intel	[*]
(7)	[*]	Intel	[*]
(8)	[*]	Aquantia	[*]
(9)	[*]	Intel	[*]
(10)	[*]	Aquantia	[*]
(11)	[*]	Aquantia	[*]
(12)	[*]	Aquantia	[*]
(13)	[*]	Aquantia	[*]
(14)	[*]	Intel	[*]
(15)	[*]	Intel/Aquantia	[*]
(16)	[*]	Intel	[*]
(17)	[*]	Aquantia	[*]
(18)	[*]	Intel	[*]
(19)	[*]	Aquantia	[*]
(20)	[*]	Aquantia	[*]
(21)	[*]	Aquantia	[*]
(22)	[*]	Intel	[*]
(23)	[*]	Intel/Aquantia	[*]
(24)	[*]	Intel	[*]

Milestone Definition

The below section briefly summarizes each milestone listed in above table.

[*2 pages*].

Vendor validation for key components:

[*1 page*]

Aquantia Reference Design Milestones

The following design milestones and associated delivery dates are referenced for the purpose of [*].

AQ1002 (90nm)

Deliverable/Milestone	Target Date
Preliminary Results of Intel Defined Electrical/IEEE Testing Matrix (10Gbps) as defined in Appendix C	Done
Preliminary Results of Intel Defined Electrical/IEEE Testing Matrix (1Gbps) as defined in Appendix C	11/08
Completion of Intel Defined Electrical/IEE Testing Matrix (1Gbps) as defined in Appendix C	1/09
Completion of Intel Defined Electrical/IEEE Testing Matrix (10Gbps) as defined in Appendix C & FW 1.0 release	1/09
Launch	4/09

Test Chip 1 (ADC) 40nm

Deliverable/Milestone	Target Date
Test Report	Completed 6/08

Test Chip 2 (Band Gap, DAC, LC Clock Synthesizers) 40nm

Deliverable/Milestone	Target Date
Tape out	Completed 4/15/08
Preliminary Test Results	11/08

Test Chip 3 (Band Gap, DAC, LC Clock Synthesizers, ADC, line driver) 40nm

Deliverable/Milestone	Target Date
Tape out	Completed 11/15/08
Preliminary Test Results	3/09

AQUANTIA		INTEL CORPORATION

By:	/s/ Phil Delansay	By:	/s/ Pat Gelsinger

Printed Name: Phil Delansay		Printed Name: Pat Gelsinger

Title: CEO		Title: Sr. VP & GM, Digital Enterprise Group

Date:	January 15, 2009	Date:	January 15, 2009

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #3 TO [*] PRODUCT PROJECT STATEMENT

Quality and Reliability CONFORMANCE REQUIREMENTS

Sample Size May Change Per Risk Assessment

Stress	Lots Total	Units/Lot	PPS Requirement	PRQ Requirement	Notes
[*3 pages*]

[*]	By/ Between
[*]	Intel/Aquantia
[*]	Intel/Aquantia
[*]	Intel/Aquantia

These Q&R requirements may be adjusted, upon due consideration by both Intel and Aquantia at a peer-to-peer level, or by formal re-negotiation and written acceptance, if so required.

AQUANTIA		INTEL CORPORATION

By:	/s/ Phil Delansay	By:	/s/ Pat Gelsinger

Printed Name: Phil Delansay		Printed Name: Pat Gelsinger

Title: CEO		Title: Sr. VP & GM, Digital Enterprise Group

Date:	January 15, 2009	Date:	January 15, 2009

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ADDENDUM A

PROJECT STATEMENT #2 – [*] PRODUCT

1.	INCORPORATION INTO AGREEMENT

Intel and Aquantia (the “Parties”) agree that this Project Statement #2 (“Project Statement”) shall be attached to and incorporated in the “Agreement” as Attachment Number #2. For purposes of this Project Statement #2, the “Agreement” means the Master Purchase Agreement between Intel Corporation and Aquantia Corporation dated January 15, 2009, as amended to-date. The purpose of this Project Statement #2 is to set forth the terms and conditions under which Aquantia shall develop and deliver a 10GbE dual MAC/PHY device (“[*] Product”). The Parties agree that the date of this Project Statement #2 shall be August 15, 2012.

Any changes to the specifications of [*] Product that are set forth in this Project Statement #2 shall be agreed to by the Parties in writing.

2.	DEFINITIONS AND PRODUCT DESCRIPTION

Aquantia shall combine Intel’s 10GbE dual MAC with Aquantia’s 10GbE dual Aspen PHY to create the [*] Product [*] on [*] 28nm process [*]. [*]. Both parties shall mutually agree to complete and approve [*] Tapeout engineering requirements. [*]. Intel and Aquantia shall agree that the [*] shall include features and functions necessary for [*] in order to ensure that [*].

Aquantia shall [*]. Intel’s dual MAC shall be delivered as a [*] with Aquantia performing [*] in order to deliver [*] devices to Intel. [*] Product is a Custom Item.

3.	PRICING

3.1     Sample and/or Prototype Units. Upon availability and prior to [*] (or other dates subsequently agreed to by the Parties) Intel may purchase sample or prototype units of [*] Product from Aquantia as follows:

3.2     All sample and/or prototype units, regardless of spin (e.g., A0, A1, A2): Aquantia shall provide the first 200 samples to Intel at no cost. Intel may purchase additional samples at [*].

3.3	[*] Units Purchase Price

Intel may purchase [*] at the pricing specified below following its delivery to Aquantia of Intel’s written confirmation that [*] Product has received [*]. Following such notice Intel shall place purchase orders [*] units delivered to it in keeping with the purchase order terms specified in Sections 3 and 4 of the Master Purchase Agreement.

[*] Unit Price on Intel purchase orders sent to Aquantia with a delivery date [*] shall be [*].

Prompt payment shall be computed from the latest of:

[*].

3.4	The [*] below is based on [*]:

[*]

Any changes in the UP shall be as mutually agreed by the Parties. [*].

4.	NRE PAYMENT

4.1          Payment: Intel shall pay [*] to Aquantia as NRE per table below.

Activity Breakdown
[*]	[*]
[*]	[*]
[*]	[*]

4.2          [*]

Payment Schedule:

Due on:
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

4.3          NRE: Intel shall pay Aquantia for non-recurring engineering expenses (“NRE”) associated with the development of [*], according to the table above. This includes [*].

If [*] are necessary, then [*].

[*].

[*].

5.	DEFINITIONS

1000BASE-CX	IEEE 802.3z Gigabit Ethernet Standard for short haul copper (up to 25m).
1000BASE-LX	IEEE 802.3z Gigabit Ethernet Standard using long wavelength (1300nm) laser, typically over Single mode Fiber.
1000BASE-SX	IEEE 802.3z Gigabit Ethernet Standard using short wavelength (850nm) laser, typically over Multi-mode Fiber.
1000BASE-T	IEEE 802.3ab Gigabit Ethernet Standard Physical Layer definition for long haul copper (up to 100m) over 4 pair of Category 5 balanced copper cabling.
10GBASE-T	IEEE 802.3an
802.3	IEEE standard that defines CSMA/CD and 10BASE-T.
802.3ab	IEEE standard that defines 1000BASE-T.
802.3u	IEEE standard that defines 100BASE-TX.
802.3z	IEEE standard that defines 1000BASE-CX, 1000BASE-LX, 1000BASE-SX.
A0	A0 is used to indicate the first revision of the silicon. If the next revision only changes metal layer, the number increments (e.g. A1). If all (or most) layers change, the letter increments and the number resets to zero (e.g. B0).
AFE	Analog Front End that converts digital signals to analog for input and output on physical interface.
AoL	Alert-on-LAN.
ASF	Alerting Standards Form.
BRD	The library format for Cadence Allegro PCB designs
CSMA/CD	Carrier Sense Multiple Access / Collision Detect. This is the type of bus protocol implemented by 802.3 Ethernet.
CTE	Cold Temperature Elimination – a method to eliminate the need of testing at cold temperature at high volume production, while still achieving quality / reliability requirements.
DAC	Dual Address Cycle.
DB	The library format of Synopsys synthesis libraries.
DFT	Design For Testability.
DMA	Direct Memory Access.
DRC	Design Rule Check.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

DSP	Digital Signal Processor.
EEPROM	Electrically Erasable Programmable Read Only Memory.
EEE	Energy Efficient Ethernet
GMAC	Gigabit MAC.
GMII	Gigabit Media Independent Interface.
GPIO	General Purpose Input/Output. This is a software controllable input/output pin/pad.
HDL	Hardware Description Language.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

HSPICE	Industry standard models for package, analog, circuit simulation.
IAS	Integration Architecture Specification – is the overall system specification for Barton Hills-LM/LC and shall be the reference point for all functions and features.
IBIS	An industry standard simulation / signal characterization model of IOs.
IO	Input/Output. Typically refers to a silicon pin/pad.
LOM	LAN-on-Motherboard.
LVS	Layout Versus Schematic.
MAC	Media Access Controller. The name of the logic that implements the 802.3 CSMA/CD standard.
MAC Controller	The logic that provides the MAC function along with DMA and a host interface (e.g. PCI).
MII	Media Independent Interface.
Modelsim	Model Technology’s HDL simulator product.
PCI-Express	Third Generation high performance I/O bus implemented with serial, point-to-point type interconnects for communication between two devices at current data-rate of 2.5 Gbits/sec. Also known as “PCIE”.
PDT	Intel and AQUANTIA Joint Program Development Team.
PHY	Physical Layer Device. The device/block that implements the AFE.
POR	Plan of Record.
PPS & PRQ	There are two qualification levels designed to meet Intel’s and its customers’ product introduction and production ramp needs, Pre-Production Samples (PPS) and Production Release Qualification (PRQ). PPS supports the unique and varied demands our businesses have in shipping limited quantities of customer qualification samples. At PRQ, Intel’s objective is to ship unlimited quantity of commercial products that meet the Q&R requirements and are supported by the applicable Intel warranty agreements.
PXE	Pre-boot execution Environment.
RAM	Random Access Memory.
SDF	Standard Delay Format.
SerDes	Serializer-Deserializer connection used in Backplane – connection using high speed serial electrical interface, based on IEEE – 1000BaseT-CX; or Fiber interface, IEEE 1000BaseT LX/SX.
SKU	Stock Keeping Unit.
SPEF	Standard Parasitic Exchange Format
Synopsys	Synthesis tool company. www.synopsys.com
TBI	Ten Bit Interface.
UTP	Unshielded Twisted Pair.
VCS	Synopsys’s HDL simulator product.
Verilog	An industry standard HDL language.
WfM 2.0	Wired for Management 2.0 specification: an Intel initiative to improve manageability of desktop, mobile and server systems, decreasing total cost of ownership.
WoL	Wake on LAN: An IBM trademarked term, used in place of Remote Wake Up, which describes the capability of remotely bringing a PC from a low to a high power state.
ZOBI	Zero-Hours-Burn-In a method to eliminate the need of burn-in at high volume production while still achieving quality / reliability requirements.

6.	PROJECT MANAGEMENT

The Parties agree to assign dedicated project managers, engineering managers, and other personnel to this project as specified below. The project managers shall exercise overall project responsibility for their respective Party:

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program and Engineering Project Managers

Party	Name	Title	Phone*	Email
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Aquantia	[*]	[*]	[*]	[*]
Aquantia	[*]	[*]	[*]	[*]
Aquantia	[*]	[*]	[*]	[*]

In addition, when applicable, both Parties agree to assign cross-functional team members to the [*] Product project. These members shall include employees of each Party representing, but not limited to, the following functions or disciplines:

Analog Engineering (IO cells, PH, and noise analysis)

Applications Engineering

Board Engineering

CAD Engineering (Layout, DRC)

Customer Support

Digital Engineering (ASIC and CMOS micro-architecture)

Software Engineering

Foundry Support

Manufacturing Test Engineering

Marketing

Operations

Packaging Engineering

Product Engineering

Production Operations and Document Control

Quality & Reliability Engineering

Silicon Validation

7.	Termination

7.1	[*] Product Project cancellation by Intel for convenience:

Any other section of the Agreement notwithstanding, Intel may terminate this Project Statement for convenience at any time by written notice to Aquantia.

7.2	[*] Product project cancellation by Aquantia for convenience:

Aquantia may not terminate this Project Statement for convenience.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

8.	Intellectual Property and Marking

8.1	Definitions

8.1.1     “Aquantia Field of Use” means (i) physical layer (“PHY”) technology for Ethernet networking technologies, circuit design, modeling and process design methodologies, programs and flows that do not fall within the Intel Field of Use and are not otherwise based in any way on Intel Confidential Information; (ii) dynamic back biasing technology that that does not fall within the Intel Field of Use and is not otherwise based in any way on Intel Confidential Information; and (iii) additional technology, if any, expressly identified in the Project Statement.

8.1.2     “Aquantia Product” means [*]

8.1.3     “Background IP” means all Intellectual Property and Patents belonging to or controlled by either Party, (i) developed, conceived, obtained or acquired prior to the Effective Date of the Agreement or (ii) developed, conceived, obtained or acquired independently of the Agreement or not as part of the approved Project Statement.

8.1.4     “Intel Field of Use” means (i) media access controller (“MAC’) technology for Ethernet networking technologies; (ii) technology related to manufacturing, metrology, testing, inspection, architecture, functionality and/or power management of (iii) Processors, (iv) Chipsets and (v) Intel processor based motherboards; and (vi) additional technology, if any, expressly identified in an applicable Project Statement.

8.1.5     “Intellectual Property” means any and all intellectual property rights including all of the following and all rights in, arising out of, or associated therewith: (i) procedures, designs, inventions, and discoveries; (ii) works of authorship, copyrights and other rights in works of authorship; (iii) mask work rights, and (iv) know-how, show-how and trade secrets on a worldwide basis, but excluding all Patents issued or issuable thereon, and all trademarks, trade names, or other terms of corporate or product identification.

8.1.6     “Patents” means all classes or types of patents (including, without limitation, originals, divisions, continuations, continuations-in-part, extensions, renewals, reexaminations, or reissues), and applications for these classes or types of patent rights in all countries of the world (collectively, “Patent Rights”) that are owned or controlled by the applicable Party during the term of the Agreement.

8.1.7     “Patent Prosecution” means (i) preparing, filing and prosecuting patent applications (of all types), (ii) maintaining any Patents, and (iii) managing interference, reexamination or opposition proceedings relating to the foregoing.

8.1.8     “Project” means the development of [*] Product during the term of this Project Statement as part of an approved Project Statement.

8.1.9     “Project IP” means all Intellectual Property and Patents developed or conceived under this Project Statement by one Party or both Parties as part of an approved Project Statement to develop [*] Products. Project IP does not include the Background IP of either Party.

8.1.10     “[*] Product” means a product consisting of a single integrated circuit of the integration of Intel’s 10GbE dual MAC with Aquantia’s 10GbE dual PHY described in the approved Project Statement to create [*] Product on [*] 28nm process.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

8.2	Intellectual Property and Patent Ownership

8.2.1     Background IP. As between the Parties, Intel shall have exclusive ownership of Intel’s Background IP, and Aquantia shall have exclusive ownership of Aquantia’s Background IP.

8.2.2     Protect IP

8.2.2.1     Any and all Project IP, other than mask work rights, that falls within the Intel Field of Use, whether solely or jointly developed, shall be owned solely by Intel (“Intel Owned IP”). Aquantia hereby assigns to Intel all of the Project IP developed or co-developed by Aquantia pursuant to this Project Statement that falls within the Intel Field of Use.

8.2.2.2     Any and all Project IP that falls within the Aquantia Field of Use, whether solely or jointly developed, and all mask work rights that are part of the Project IP, shall be owned solely by Aquantia (“Aquantia Owned IP”). Intel hereby assigns to Aquantia all of the Project IP developed or co-developed by Intel pursuant to this Project Statement that falls within the Aquantia Field of Use.

8.2.2.3     Any Project IP that does not fall within either the Intel Field of Use or the Aquantia Field of Use that is solely conceived by employees of one Party as part of the Project without any contribution, individually or jointly, of employees of the other Party shall be owned solely by the Party whose employees conceived such Project IP.

8.2.2.4     Any Project IP that does not fall within either the Intel Field of Use or the Aquantia Field of Use that is jointly conceived by employees of both parties as part of the Project (“Joint Out-of-Field Project IP”) shall be jointly owned.

8.2.2.5     Subject to the licenses granted in this Project Statement and upon the expressed written approval of the other Party, either Party may at its sole expense file a Patent and carry out Patent Prosecution on any Joint Out-of-Field Project IP and the non-filing Party shall assign and hereby does assign to the filing Party all of its ownership interest in such Joint Out-of-Field Project IP and agrees to execute further instruments necessary for Patent Prosecution as reasonably requested by the filing Party.

8.2.2.6     In the event either Party is unable to obtain the expressed written approval of the other Party pursuant to Section 8.2.2.5 of this Project Statement, such Joint Out-of-Field Project IP shall be kept as a jointly-owned trade secret.

8.2.3     Maskworks

8.2.3.1     Sections 8.2.1 and 8.2.2 of this Project Statement notwithstanding, Aquantia shall own the mask works for the Aquantia Product and [*] Product (each referred to as “Mask Works”).

8.2.3.2     The Mask Works may include trade secrets of Intel. In addition and not in lieu of any obligation of confidentiality imposed by the Agreement with respect to Intel Confidential Information, Aquantia shall not disclose or otherwise make any part of Mask Works available, in any form, to any person other than Aquantia employees whose job performance requires such access consistent with the exercise of Aquantia’s licenses under Section 8.3.3 of this Project Statement. Aquantia agrees to instruct all such employees on these obligations with respect to use, copying, protection, and confidentiality of Mask Works.

8.2.3.3     Upon written consent by Intel, Aquantia may deliver the Mask Works to Aquantia subcontractors approved by Intel in writing for the purpose of exercising Aquantia’s rights under Section 8.3.3 of this Project Statement under an obligation of confidentiality at least as protective as that set forth in Section 12 of the Agreement. In the event of the termination of the Agreement, except for breach by Aquantia, pursuant to Aquantia exercising its rights under Section 8.3.3.2. Aquantia may deliver the Mask Works to a mask or wafer fabrication subcontractor approved by Intel in writing, provided Aquantia complies with the conditions in Section 8.5 below. Intel consents to the Mask Works being provided to [*].

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

8.2.3.4     Aquantia may not assign, sublicense, lease, or in any other way transfer or disclose Mask Works to any third party or reproduce or distribute any part of the Mask Works except as expressly provided in this Project Statement.

8.2.4     GDSII files

8.2.4.1     Sections 8.2.1 and Section 8.2.2 of this Project Statement notwithstanding, Aquantia and Intel shall jointly own the GDSII files for the [*] Product. Section 8.6 defines Intel’s right to use the GDSII files to exercise Intel’s make and have made rights for [*] Product.

8.2.4.2     Each Party shall protect the GDSII files to the same extent as it protects its own similar Intellectual Property. Because the GSDII files contain confidential information of both parties, each Party shall maintain the GDSII files as confidential information of the other Party subject to Section 12 of the Agreement as well as Section 8.6 below. Aquantia shall not deliver Intel GSDII files (for PCIE) to any third party company for any reason without written permission and approval from Intel. Intel shall not deliver Aquantia GDSII files for the PHY to any third party company for any reason without written permission and approval from Aquantia.

8.3	Licensing

8.3.1     Aquantia grant to Intel. Subject to the terms of the Agreement, Aquantia hereby grants to Intel a royalty-free, non-exclusive, nontransferable, non-sub licensable (except as expressly provided herein), irrevocable, worldwide license under Project IP and Aquantia Background IP used in the development of the [*] Product to:

8.2.2.1     use and import and directly or indirectly sell, offer to sell and otherwise dispose of [*] Product;

8.2.2.2     disclose (subject to Section 12 of the Agreement), use, copy, have copied, modify and have modified Intellectual Property delivered to Intel by Aquantia as part of a Project Statement solely for the purposes of design validation, bug evaluation and repair of designs using [*] Product;

8.2.2.3     use [*] Product, and to use, make, have made, sell, offer to sell and import Intel products that incorporate or are otherwise adapted to operate with [*] Product. Intel shall further have the right to extend to direct or indirect customers of Intel a license under all of Aquantia’s Patent rights in the [*] Product to use, sell, offer to sell or import Intel products that incorporate or are otherwise adapted to operate with [*] Product.

8.3.2     API License. In addition to the licenses set forth above, Aquantia further grants to Intel a royalty free, non-exclusive, irrevocable, worldwide license to copy, display, perform, create derivative works and distribute Aquantia’s API software which shall be provided in both object and source code form and which is more fully described in Attachment #2.

8.3.3     Intel grant to Aquantia. Subject to the terms of the Agreement and for the term of the Agreement, Intel hereby grants to Aquantia a royalty-free, non-exclusive, nontransferable, non-sub licensable, irrevocable (except for breach of the Agreement by Aquantia), worldwide license under Project IP and Intel Background IP used in the development of the [*] Product to:

8.3.3.1     internally use, copy and have copied the technology delivered to Aquantia by Intel as part of a Project Statement solely for the purposes of developing and supporting the [*] Product as specified in an approved Project Statement solely for the benefit of Intel;

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

8.3.3.2     make, have made (subject to Section 8.5 (Consent for Aquantia Products) the [*] Products solely for the benefit of Intel; and sell the [*] Product only to Intel; and to make and have made, use, import, offer for sale and sell the Aquantia Product subject to Intel approval provided in Section 8.5 (Consent for Aquantia Products).

8.3.4     Except as set forth in Section 8.3.3.2 in no event may Aquantia exercise the foregoing license to develop, make, use, sell or otherwise distribute any Intel Background IP or Intel Project IP other than for Intel’s benefit. Aquantia shall have no right to make or use the [*] Product for its own use, or to sell the [*] Product to anyone other than Intel.

8.3.5     The Parties acknowledge that nothing in the foregoing is intended to restrict Aquantia from testing and validating the [*] Products to the extent necessary for the purpose of fulfilling its obligations under the Agreement.

8.4     Have Made Rights. For purposes of exercising its have made rights granted under Sections of this Project Statement (Licensing), Aquantia may deliver Intel Technology delivered to Aquantia by Intel only to those subcontractors approved in advance in writing by Intel.

8.5     Consent for Aquantia Products.

8.5.1     Prior to Aquantia’s initial release of the Aquantia Product, Aquantia shall [*] in order to ensure that adequate security has been incorporated to prevent [*] within the Aquantia Product. Upon Intel’s foregoing written approval for the Aquantia Product, Aquantia may exercise its rights under the license granted in Section 8.3.3.2, unless and until Aquantia desires to [*] submit such new method [*].

8.5.2     In the event of the termination of the Agreement, Aquantia may exercise its rights under the license granted in Section 8.3.3.2, but only with respect to Aquantia Products [*].

8.5.3     In the event of the termination of the Agreement, Aquantia represents and warrants that it shall [*].

8.6     Continuity of Supply

8.6.1     Forecast and Manufacturing Cycle Time.

8.6.1.1     Intel shall provide Aquantia with a rolling [*] forecast per the Agreement (“Forecast”) and both Aquantia and Intel shall mutually agree to [*] for the Aquantia manufacturing cycle which is to be used to [*].

8.6.1.2     Aquantia’s manufacturing cycle time (“Manufacturing Cycle Time” or “MCT”) is [*].

8.6.1.3     Intel shall place non-cancellable purchase orders with lead time equal to or longer than MCT.

8.6.2     Subject to the terms of the Agreement, Aquantia grants to Intel a worldwide, nonexclusive, nontransferable, perpetual, irrevocable license to manufacture, or have manufactured, use and import and directly or indirectly sell, offer to sell and otherwise dispose of [*] Product as limited in this Section 8.6. Intel covenants and agrees that it shall have the option to exercise the rights granted pursuant to this Section 8.6.2 upon the occurrence of one or more of the Trigger Events set forth in Section 8.6.2.1 below.

8.6.2.1     A “Trigger Event” is any one of the following events (each, a “Trigger Event”): [*].

8.6.2.2     [*].

8.6.3     [*].

8.6.4     [*].

8.6.5     [*].

8.7     Product Markings. The [*] Product shall be marked as an Intel-branded device. Aquantia shall meet Intel’s requirements for Intel branded products as required by Intel.

8.8     End of Life. Aquantia shall support [*] design and Intel manufacturing requirements to at least [*], with annual evergreen renewal. If Aquantia needs to discontinue manufacture of [*] product, Aquantia shall provide [*] notification of discontinuance of manufacturing [*] product.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9	DESIGNATED PROJECT MANAGERS AND TECHNICAL POINTS OF CONTACT

For Aquantia:		For Intel:

[*]		[*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	8/17/12	Date:	8/20/12

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #1 TO PROJECT STATEMENT #2: [*] PRODUCT

REQUIRED FEATURES OF THE [*] PRODUCT

Project Summary:

[*7 pages*]

There shall be full commitment from both sides to finish the testing and coverage milestones on schedule even if this entails onsite support.

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	8/17/12	Date:	8/20/12

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #2 TO [*] PRODUCT PROJECT STATEMENT

STATEMENT OF WORK (“SOW”)

This Attachment #2 describes Key Milestones, deliverables and required dates throughout the Project. All subsequent changes or additions to these milestones, deliverables and dates are subject to ratification by Intel and Aquantia in meetings held by the Program Managers at Intel and Aquantia, and recorded in the Meeting Minutes and Project Schedule.

Aquantia Deliverables and Milestones

The table below represents a summary of the Aquantia & Intel deliverables, milestones, and associated delivery dates. [*].

Section Reference	Owner(s)	Deliverable/Milestone	Date
(commit)
1	Aquantia	[*]	[*]
2	Aquantia	[*]	[*]
3	Intel	[*]	[*]
4	Aquantia	[*]	[*]
5	Aquantia	[*]	[*]
6	Aquantia	[*]	[*]
7	Intel	[*]	[*]
8	Intel	[*]	[*]
9	Intel	[*]	[*]
10	Aquantia	[*]	[*]
11	Intel	[*]	[*]
12	Aquantia	[*]	[*]
13	Aquantia	[*]	[*]
14	Intel	[*]	[*]
15	Aquantia	[*]	[*]
16	Aquantia	[*]	[*]
17	Aquantia	[*]	[*]
18	Aquantia	[*]	[*]
19	Intel	[*]	[*]

[*].

Checkpoints with Aquantia

date	checkpoint	content
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

Milestone Definition

Section Ref	Deliverable/ Milestone	Milestone Definition
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
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[*]	[*]	[*]
[*]	[*]	[*]

[*1 page*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	8/17/12	Date:	8/20/12

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #3 TO [*] PRODUCT PROJECT STATEMENT

Quality and Reliability CONFORMANCE REQUIREMENTS

Sample Size May Change Per Risk Assessment

These Q&R requirements may be adjusted, upon due consideration by both Intel and Aquantia at a peer-to-peer level, or by formal re-negotiation and written acceptance, if so required.

[*].

[*] Requirements [*]

Stress	[*] Requirement [*]	Notes
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*] Q&R Requirements

Stress	Lots Total	Units/Lot	QS Requirement	PRQ Requirement	Notes
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

Notes:

[*6 pages*]

[*]	By/ Between
[*]	Intel/Aquantia
[*]	Intel/Aquantia
[*]	Intel/Aquantia

[*1 page*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	8/17/12	Date:	8/20/12

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #4 TO [*] PROJECT STATEMENT

HVM Requirements and Customer returns support

[*].

Activity	Condition to enable monitor	Monitor flow	Condition for elimination
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	8-18-12	Date:	8/20/12

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #5 TO [*] PROJECT STATEMENT

Test Requirements

[*].

Test Module	Comments
[*]	[*]
[*]	[*]
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5. [*]

Test	Method	Material	Temp	Repeat	Note
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

[*]

Criteria	Requirements
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

[*]

Correlation Item	Minimum quantity #	Comments	Success Criteria
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	8/17/12	Date:	8/20/12

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ADDENDUM A

PROJECT STATEMENT #3 – [*] SINGLE PORT PRODUCT

1.	INCORPORATION INTO AGREEMENT

Intel and Aquantia (the “Parties”) agree that this Project Statement #3 (“Project Statement”) will be attached to and incorporated in the “Agreement” as Attachment Number #3. For purposes of this Project Statement #3, the “Agreement” means the Master Purchase Agreement between Intel Corporation and Aquantia Corporation dated January 15, 2009, as amended to-date. The purpose of this Project Statement #3 is to set forth the terms and conditions under which Aquantia shall develop and deliver a 10GbE Single Port MAC/PHY device (“[*] Product”). The Parties agree that the date of this Project Statement #3 shall be July 26, 2012.

Any changes to the specifications of [*] Single Port Product that are set forth in this Project Statement #3 must be agreed to by the Parties in writing.

2.	DEFINITIONS AND PRODUCT DESCRIPTION

Aquantia shall modify [*], and create the [*] Single Port Product on [*] 40nm process. [*] Single Port Product shall be delivered as tested devices to Intel. [*] Single Port Product is a Custom Item.

3.	PRICING

3.1	[*] Units Purchase Price

Intel may purchase [*] at the pricing specified below. Intel shall place purchase orders [*] units delivered to it in keeping with the purchase order terms specified in Sections 3 and 4 of the Master Purchase Agreement and the [*] Product Project Statement #1, except as noted in this document.

Prompt payment will be computed from the latest of:

[*].

3.2	[*].

Intel shall place an initial purchase order of [*] from Aquantia with an order quantity of [*] and the [*]. Following the initial order both parties agree to use the [*]. The supply of [*] is dependent on [*]. As such the [*]. Intel agrees to work with Aquantia [*]. If [*], both parties shall mutually agree to [*]. These situations may require [*]. Such units will be [*].

The parties shall agree that [*].

3.3	Product Markings

The [*] Single Port Product shall be marked as an lntel-branded device. Aquantia shall meet Intel’s requirements for Intel branded products as required by Intel.

3.4	End of Life

Aquantia shall support [*] Single Port Product design and Intel manufacturing requirements to at least [*], with annual evergreen renewal. If Aquantia needs to discontinue manufacture of [*] Single Port Product, Aquantia shall provide [*] notification of discontinuance of manufacturing [*] Single Port Product.

4.	PROJECT MANAGEMENT

The Parties agree to assign dedicated project managers, engineering managers, and other personnel to this project as specified below. The project managers will exercise overall project responsibility for their respective Party:

Program and Engineering Project Managers

Party	Name	Title	Phone#	Email

Intel	[*]	[*]	[*]	[*]

Intel	[*]	[*]	[*]	[*]

Intel	[*]	[*]	[*]	[*]

Intel	[*]	[*]	[*]	[*]

Intel	[*]	[*]	[*]	[*]

Intel	[*]	[*]	[*]	[*]

Aquantia	[*]	[*]	[*]	[*]

Aquantia	[*]	[*]	[*]	[*]

Aquantia	[*]	[*]	[*]	[*]

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

In addition, when applicable, both Parties agree to assign cross-functional team members to the [*] Product project. These members will include employees of each Party representing, but not limited to, the following functions or disciplines:

Analog Engineering (IO cells, PHY, and noise analysis)

Applications Engineering

Board Engineering

CAD Engineering (Layout, DRC)

Customer Support

Digital Engineering (ASIC and CMOS micro-architecture)

Software Engineering

Foundry Support

Manufacturing Test Engineering

Marketing

Operations

Packaging Engineering

Product Engineering

Production Operations and Document Control

Quality & Reliability Engineering

Silicon Validation

8	DESIGNATED PROJECT MANAGERS AND TECHNICAL POINTS OF CONTACT

For Aquantia:		For Intel:

[*]		[*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	July 30, 2012	Date:	8/1/12

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #1 TO PROJECT STATEMENT #3: [*] SINGLE PORT PRODUCT

REQUIRED FEATURES OF THE [*] SINGLE PORT PRODUCT

Project Summary:

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

[*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	July 30, 2012	Date:	8/1/12

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ADDENDUM A

PROJECT STATEMENT #4 – [*]

1.	INCORPORATION INTO AGREEMENT

Intel and Aquantia (the “Parties”) agree that this Project Statement #4 (“Project Statement”) will be attached to and incorporated in the “Agreement” as Attachment Number #4. For purposes of this Project Statement #4, the “Agreement” means the Master Purchase Agreement between Intel Corporation and Aquantia Corporation dated January 15, 2009, as amended to-date. The purpose of this Project Statement #4 is to set forth the terms and conditions under which Aquantia shall meet Intel [*] requirements and deliver the 10GbE Dual Port MAC/PHY device (“[*] Product”). The Parties agree that the date of this Project Statement #4 shall be November 8, 2012. [*]

Any changes to the specifications of [*] Dual Port Product that are set forth in this Project Statement #4 must be agreed to by the Parties in writing.

2.	DEFINITIONS AND PRODUCT DESCRIPTION

Aquantia shall [*] and deliver the [*] Product Project Statement #1 Dual Port device, according to the following mutually agreed schedule.

In addition, Intel agrees [*].

2.1	SCHEDULE

PRODUCT	PRODUCTION [*]	PURCHASE ORDER PLACEMENT
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

2.2	PART NUMBERS

MM#	Supplier Part #	Product	Top Marking	Spec#	Step	Description	Status & Media
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

3.	DESIGNATED PROJECT MANAGERS AND TECHNICAL POINTS OF CONTACT

For Aquantia:		For Intel:

[*]		[*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	11/14/2012	Date:	11/19/12

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

*ADDENDUM A

PROJECT STATEMENT #5 – [*]

1.	INCORPORATION INTO AGREEMENT

Intel and Aquantia (the “Parties”) agree that this Project Statement #5 (“Project Statement”) will be attached to and incorporated in the “Agreement” as Attachment Number #5. For purposes of this Project Statement #5, the “Agreement” means the Master Purchase Agreement between Intel Corporation and Aquantia Corporation dated January 15, 2009, as amended to-date. The purpose of this Project Statement #5 is to set forth the terms and conditions under which Aquantia shall meet Intel [*] requirements and deliver the 10GbE Dual Port MAC/PHY device (“[*] Product”). The Parties agree that the date of this Project Statement #5 shall be December 7, 2012.

Any changes to the specifications of [*] Dual Port Product that are set forth in this Project Statement #5 must be agreed to by the Parties in writing.

2.	DEFINITIONS AND PRODUCT DESCRIPTION

The purpose of this Addendum is to [*]. In order to accomplish this, the Parties agree to the following:

Intel contributions:

•	[*] in order to address issues of cash flow for Aquantia.

•	Intel shall [*] for [*], to enable Aquantia to [*].

•	Intel agrees to [*]. Both parties will mutually agree to [*].

•	Intel agrees to [*]. Intel shall [*].

•	Intel shall [*] in order to [*].

Aquantia contributions

•	Aquantia shall [*], according to the following mutually agreed Schedule and [*]. Both parties agree to [*].

•	For deliveries starting in [*], Aquantia shall [*]. Such [*] (per the Agreement).

•	Aquantia agrees to [*].

In the event that Aquantia [*], this will be a “Trigger Event”, and the Parties agree to follow Section 8.6 CONTINUITY OF SUPPLY in Project Statement #1 [*] Product. If both parties cannot solve the Trigger Event from these Section 2 terms during the cure period, Intel shall [*].

2.1           SCHEDULE

	Dec	Jan	Feb	Mar	Apr	May	Jun	Total
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

2.2           [*] Forecast Report 12/10/2012

Product	Media	JAN ’13	FEB ’13	MAR ’13	APR ’13	MAY ’13	JUN ’13	JUL ’13	AUG ’13	SEP ’13	OCT ’13	NOV ’13	DEC ’13	TOTAL FORECAST
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

2.3           PART NUMBERS

MM#	Supplier Part #	Product	Top Marking	Spec#	Step	Description	Status & Media
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

3.	DESIGNATED PROJECT MANAGERS AND TECHNICAL POINTS OF CONTACT

For Aquantia:		For Intel:

[*]		[*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	12/17/2012	Date:	1/16/13

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ADDENDUM A

PROJECT STATEMENT #6 — [*] PAYMENT

1.	INCORPORATION INTO AGREEMENT

Intel and Aquantia (the “Parties”) agree that this Project Statement #6 (“Project Statement”) will be attached to and incorporated into the “Agreement” as Attachment Number #6. For purposes of this Project Statement #6, the “Agreement” means the Master Purchase Agreement between Intel Corporation and Aquantia Corporation dated January 15, 2009, as amended to-date. The Parties agree that the date of this Project Statement #6 shall be July 10, 2013.

Any changes to this agreement must be agreed to by both Parties in writing.

2.	DEFINITIONS AND PRODUCT DESCRIPTION

2.1	PRICE SCHEDULE AND PART NUMBERS

The new [*] pricing schedule through Q4 2015 is agreed as follows

Product	MM#	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

2.2	CONDITIONAL [*] PAYMENT STRUCTURE

Solely with respect to [*] unit prices made during the new [*] pricing schedule listed above in section 2.1 the Parties have agreed to the conditional [*] payment structure. An [*] payment of [*] will be made by Intel to Aquantia on each [*] unit: [*] For clarity, while the intent is to ensure Aquantia receives payment within [*] of the shipment of the Intel [*] where applicable, nothing is construed to make an objectively reasonable delay in payment of the [*] payment a material breach.

This Report shall be treated as Intel Confidential information under Section 12 of the Agreement. For clarification, this does not require the disclosure of the underlying Intel sales order to the Intel Customer.

3.	FORECAST

Intel shall, in good faith and due diligence, work to gain new customer business with [*] LOM Products based on the Price Schedule in Section 2.1 above.

Both Parties agree the forecast and new customer business are subject to change and is not a commitment. Aquantia understands that Intel customer demand is dependent on market conditions and other factors beyond Intel’s control. This may result in demand being increased, reduced, or eliminated.

4.	LEGAL EFFECT ON AGREEMENT

All provisions of the Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall take precedence.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT #

TO

THE AGREEMENT

BETWEEN

INTEL AND AQUANTIA

THIS AMENDMENT #             (“Amendment”) to the Master Purchase Agreement between INTEL CORPORATION, a Delaware corporation, which includes its Affiliates, having its principal place of business at 2200 Mission College Boulevard, Santa Clara, California 95052, USA (“Intel”), and AQUANTIA CORPORATION, having its principal place of business at 700 Tasman Drive, Milpitas, CA 95035 (“Aquantia”), referred to collectively as the “Parties” or each individually as “Party’.

RECITALS

•	Effective January 15, 2009, the Parties entered into a Technology Collaboration Agreement (“Agreement”);

•	The Parties now wish to amend the Agreement by incorporating a new Project Statement #6, attached to this Amendment.

IN WITNESS WHEREOF, the Parties have caused this Sixth Amendment to be executed by their respective corporate officers or agents.

FOR AQUANTIA:		FOR INTEL:

[*]		Dawn Moore General Manager - Network Division

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, Networking Division

Date:		Date:

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ADDENDUM A

PROJECT STATEMENT #7 – [*] LEAD FREE QUALIFICATION

1.0	INCORPORATION INTO AGREEMENT

This Project [*] Lead Free Qualification is entered into by and between Intel Corporation a Delaware corporation, having its principal place of business at 2200 Mission College Boulevard. Santa Clara, CA 95052, and its Affiliates (“Intel”), Aquantia Corporation, Inc., a California corporation having its principal place of business at 700 Tasman Drive, Milpitas, CA 95035, and its Affiliates (“Aquantia”), effective as of the date of the last signature (the “Effective Date”).

The parties agree that this Project Statement shall be attached to and incorporated in the “Agreement”, entered a certain Master Development, Purchasing and License Agreement as of January 8, 2009 (the “Agreement”). For purposes of this Project Statement, the Agreement means the Master Purchase Agreement between Intel Corporation and Aquantia Corporation dated January 15, 2009, as amended to- date (“Agreement”). The parties agree to this Project Statement to the Agreement to set forth terms and conditions under which Aquantia will provide a framework for managing the activities used by both parties in order to perform the required tasks to successfully have the [*] lead Free product qualified, investigate all failures, implement appropriate corrective actions, and to pursue continuous improvements The parties agree that any work related to this Project Statement, even if commenced by the parties prior to the Effective Date, is covered by the terms of this Project Statement.

The terms and conditions of the Agreement are incorporated herein by reference. To the extent the terms and conditions of this Project Statement #1 conflict with the Agreement, this Project Statement will govern. Capitalized terms used herein, but not defined in this Project Statement will have the meanings set forth in the Agreement.

Any changes to the specifications of the [*] Product that are set forth in this Project Statement must be agreed to by the parties in writing.

2.0	[*] SCHEDULES

2.1	Intel Corporation will [*] listed in Table A as required for the [*]. Intel Corporation shall [*].

3.0	[*] PAYMENT STRUCTURE

3.1	Refer to the section 2.2 of Amendment #6

Table A

Activities	Qualification Costs
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Schedule A

Activities	Total PO Cost
[*]	[*]

Schedule B

Payment Milestone	QA Payment
[*]	[*]
[*]	[*]

4.0	[*] SCHEDULE

Sept-14	Oct-14	Nov-14	Dec-14	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15
[*]	[*]	[*]	[*]	[*]	[*]		[*]			[*]	[*]
		[*]	[*]			[*]	[*]
		[*]	[*]		[*]	[*]
		[*]	[*]		[*]	[*]
[*]
[*]

Aquantia Corporation		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title:	CEO	Title:	General Manager, Networking Division

Date:	9/26/14	Date:	9/25/2014

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ADDENDUM A

PROJECT STATEMENT #6 – [*] PRODUCT

1.0	INCORPORATION INTO AGREEMENT

This [*] Project Statement #6 (“Project Statement”) is entered into by and between Intel Corporation a Delaware corporation, having its principal place of business at 2200 Mission College Boulevard, Santa Clara, CA 95052, and its Affiliates (“Intel”), Aquantia Corporation, Inc., a California corporation having its principal place of business at 700 Tasman Drive, Milpitas, CA 95035, and its Affiliates (“Aquantia”), hereinafter collectively referred to as (the “Parties”). The effective date of this Project Statement #6 is the date of the last signature (the “Effective Date”).

The Parties agree that this Project Statement shall be attached to and incorporated in the Agreement. For purposes of this Project Statement, the Agreement means the Master Purchase Agreement between Intel Corporation and Aquantia Corporation dated January 15, 2009, as amended to-date (“Agreement”).

Any changes to the specifications of the [*] Product that are set forth in this Project Statement shall be agreed to by the Parties in writing. If any terms in the Agreement and the other previous amendments conflict with any terms in this Project Statement, the terms in this Project Statement shall govern regarding the subject matter herein.

2.0	PURPOSE

The purpose of this Project Statement is to set forth the terms and conditions under which Aquantia shall qualify and label Intel-branded single, dual and quad port 10GBASE-T PHY devices based upon Aquantia’s 28nm Aspen standard 10GBASE-T product line (“[*] Product”).

3.0	DEFINITIONS AND PRODUCT DESCRIPTION

Aquantia shall qualify and label Intel-branded single, dual and quad port 10GBASE-T PHY based upon Aquantia’s Aspen standard 10GBASE-T product line to create the [*] Product on [*] 28nm process. The product features, packaging and interface specifications shall remain unchanged relative to the current 28nm Aspen standard product offering. Product packages shall include 3 SKUs. The quad port SKU are housed in a 25x25mm 576 Ball FCBGA package and the dual and single port devices will be housed in pin compatible 19x19mm 324 Ball FCBGA packages. Intel and Aquantia shall agree upon a Qualification Schedule that meets Intel’s PRQ (Production Release Qualification) specifications.

3.0	TECHNICAL REQUIREMENTS
3.1	The [*] Product includes [*].

3.1	Features list

Description	Vendor Response Quad Port	Vendor Response Dual Port	Vendor Response Single Port
Packaging and SKUs
Part number(s) [*]	[*] X557AT4	[*] X557AT2	[*] X557AT
Package sizes available	25mm x 25mm	19mm x 19mm	19mm x 19mm
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

MAC Interface Options and System Support

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

Line Side BASE-T Interface
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

3.2.1	Power features include: [*].

3.2.2	Test, manufacture, and support features include: [*].

4.0	PRICING

4.1

Sample and/or Prototype Units. Upon availability and prior to [*] or other dates subsequently agreed to by the Parties, Intel may purchase sample or prototype units of [*] Product from Aquantia as follows:

4.1.1	Aquantia shall provide [*] cumulative sample and/or prototype units to Intel at [*]. Intel may purchase additional samples as follows: [*].

4.2

[*] Units Purchase Price. Intel may purchase [*] at the pricing specified below following its delivery to Aquantia of Intel’s written confirmation that [*] Product has received [*]. Following such notice Intel shall place purchase orders at [*] units delivered to it in keeping with the purchase order terms specified in Sections 3 and 4 of the Agreement.

4.3	Prompt payment shall be computed from the latest of: [*].

4.4	The [*] Schedule below is [*] and is based on [*].

[*] Schedule

Year	Quad	Dual	Single
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

[*].

5.0	NRE PAYMENT.

5.1	Payment: Intel shall pay [*]. The $/unit is [*] for all skus. This adder is in addition to the UP Schedule in Section 4.4.

5.2	[*].

5.3	[*].

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5.4

Prior to the delivery of prototypes, Intel may cancel the design and engineering work under the SOW for the [*] Product by written notice to Aquantia, whereupon Aquantia shall cease work in connection with the Product.

6.0	DEFINITIONS

1000BASE-CX	IEEE 802.3z Gigabit Ethernet Standard for short haul copper (up to 25m).
1000BASE-LX	IEEE 802.3z Gigabit Ethernet Standard using long wavelength (1300nm) laser, typically over Single mode Fiber.
1000BASE-SX	IEEE 802.3z Gigabit Ethernet Standard using short wavelength (850nm) laser, typically over Multi-mode Fiber.
1000BASE-T	IEEE 802.3ab Gigabit Ethernet Standard Physical Layer definition for long haul copper (up to 100m) over 4 pair of Category 5 balanced copper cabling.
10GBASE-T	IEEE 802.3an
802.3ab	IEEE standard that defines 1000BASE-T.
802.3u	IEEE standard that defines 100BASE-TX.
802.3z	IEEE standard that defines 1000BASE-CX, 1000BASE-LX, 1000BASE-SX.

AFE	Analog Front End that converts digital signals to analog for input and output on physical interface.
AoL	Alert-on-LAN.
ASF	Alerting Standards Form.
BRD	The library format for Cadence Allegro PCB designs
CTE	Cold Temperature Elimination – a method to eliminate the need of testing at cold temperature at high volume production, while still achieving quality / reliability requirements.
DB	The library format of Synopsys synthesis libraries.
DFT	Design For Testability.

DRC	Design Rule Check.
DSP	Digital Signal Processor.
EEPROM	Electrically Erasable Programmable Read Only Memory.
EEE	Energy Efficient Ethernet
GMAC	Gigabit MAC.
GMII	Gigabit Media Independent Interface.
GPIO	General Purpose Input/Output. This is a software controllable input/output pin/pad.
HDL	Hardware Description Language.
HSPICE	Industry standard models for package, analog, circuit simulation.
IAS	Integration Architecture Specification – is the overall system specification for Barton Hills-LM/LC and shall be the reference point for all functions and features.
IBIS	An industry standard simulation / signal characterization model of IOs.
IO	Input/Output. Typically refers to a silicon pin/pad.
LOM	LAN-on-Motherboard.
LVS	Layout Versus Schematic.
MAC Controller	The logic that provides the MAC function along with DMA and a host interface (e.g. PCI).
Modelsim	Model Technology’s HDL simulator product.
PDT	Intel and AQUANTIA Joint Program Development Team.
PHY	Physical Layer Device. The device/block that implements the AFE.
POR	Plan of Record.
PPS & PRQ	There are two qualification levels designed to meet Intel’s and its customers’ product introduction and production ramp needs, Pre-Production Samples (PPS) and Production Release Qualification (PRQ). PPS supports the unique and varied demands our businesses have in shipping limited quantities of customer qualification samples. At PRQ, Intel’s objective is to ship unlimited quantity of commercial products that meet the Q&R requirements and are supported by the applicable Intel warranty agreements.
SerDes	Serializer-Deserializer connection used in Backplane or to other Ethernet device or connection using high speed serial electrical interface, such as – 10GBase-KR, Serial Gigabit Media Independent interface (SGMII), XFI, and RXUAI.

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SKU	Stock Keeping Unit.
Synopsys	Synthesis tool company.
VCS	Synopsys’s HDL simulator product.
Verilog	An industry standard HDL language.
XAUI	High speed 10 Gigabit Attachment Unit Interface (RXAUI denotes reduced pin count)
XFI	10Gb Framer Interface
ZOBI	Zero-Hours-Burn-In a method to eliminate the need of burn-in at high volume production while still achieving quality / reliability requirements.

7.0	PROJECT MANAGEMENT

The Parties agree to assign dedicated project managers, engineering managers, and other personnel to this project as specified below. The project managers shall exercise overall project responsibility for their respective Party:

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Program and Engineering Project Managers

Party	Name	Title	Phone #	Email
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Intel	[*]	[*]	[*]	[*]
Aquantia	[*]	[*]	[*]	[*]
Aquantia	[*]	[*]	[*]	[*]
Aquantia	[*]	[*]	[*]	[*]

In addition, when applicable, both Parties agree to assign cross-functional team members to the [*] Product project. These members shall include employees of each Party representing, but not limited to, the following functions or disciplines:

Analog Engineering (IO cells, PHY, and noise analysis)

Applications Engineering

Board Engineering

CAD Engineering (Layout, DRC)

Customer Support

Digital Engineering (ASIC and CMOS micro-architecture)

Software Engineering

Foundry Support

Manufacturing Test Engineering

Marketing

Operations

Packaging Engineering

Product Engineering

Production Operations and Document Control

Quality & Reliability Engineering

Silicon Validation

8.0	TERMINATION

8.1

[*] Product project cancellation by Intel for convenience: Any other section of the Agreement notwithstanding, Intel may terminate this Project Statement for convenience at any time by written notice to Aquantia. In such cases, the cancellation penalties in the amount of [*] Payment, shall apply.

8.2	[*] Product project cancellation by Aquantia for convenience: Aquantia may not terminate this Project Statement for convenience.

9.0	INTELLECTUAL PROPERTY AND MARKING

9.1	Definitions

9.1.1

“Aquantia Field of Use” means (i) physical layer (“PHY”) technology for Ethernet networking technologies, circuit design, modeling and process design methodologies, programs and flows that do not fall within the Intel Field of Use and are not otherwise based in any way on Intel Confidential Information, (ii) dynamic back biasing technology that does not fall within the Intel Field of Use and is not otherwise based in any way on Intel Confidential Information; and (iii) additional technology, if any, expressly identified in the Project Statement.

9.1.2

“Background IP” means all Intellectual Property and Patents belonging to or controlled by either Party, (i) developed, conceived, obtained or acquired prior to the Effective Date of the Agreement or (ii) developed, conceived, obtained or acquired independently of the Agreement or not as part of the approved Project Statement.

9.1.3	“Intel Field of Use” means [*]

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9.1.4

“Intellectual Property” means any and all intellectual property rights including all of the following and all rights in, arising out of, or associated therewith: (i) procedures, designs, inventions, and discoveries; (ii) works of authorship, copyrights and other rights in works of authorship; (iii) mask work rights, and (iv) know-how, show-how and trade secrets on a worldwide basis, but excluding all Patents issued or issuable thereon, and all trademarks, trade names, or other forms of corporate or product identification.

9.1.5

“Patents” means all classes or types of patents (including, without limitation, originals, divisions, continuations, continuations-in-part, extensions, renewals, reexaminations, or reissues), and applications for these classes or types of patent rights in all countries of the world (collectively, “Patent Rights”) that are owned or controlled by the applicable Party during the term of the Agreement.

9.1.6

“Patent Prosecution” means (i) preparing, filing and prosecuting patent applications (of all types), (ii) maintaining any Patents, and (iii) managing interference, reexamination or opposition proceedings relating to the foregoing.

9.1.7	“Project” means the development of [*] Product during the term of this Project Statement as part of an approved Project Statement.

9.1.8

“Project IP” means all Intellectual Property and Patents developed or conceived under this Project Statement by one Party or both Parties as part of an approved Project Statement to develop [*] Products. Project IP does not include the Background IP of either Party.

9.2	INTELLECTUAL PROPERTY AND PATENT OWNERSHIP

9.2.1	Background IP. As between the Parties, Intel shall have exclusive ownership of Intel’s Background IP, and Aquantia shall have exclusive ownership of Aquantia’s Background IP.

9.2.2

Any and all Project IP that falls within the Aquantia Field of Use, whether solely or jointly developed, and all mask work rights that are part of the Project IP, shall be owned solely by Aquantia (“Aquantia Owned IP”). Intel hereby assigns to Aquantia all of the Project IP developed or co-developed by Intel pursuant to this Project Statement that falls within the Aquantia Field of Use. Any and all Project IP that falls within the Intel Field of Use, whether solely or jointly developed, and all mask work rights that are part of the Project IP that falls within the Intel Field of Use shall be owned solely by Intel (“Intel Owned IP”). Aquantia hereby assigns to Intel all of the Project IP developed or co-developed by Aquantia pursuant to this Project Statement that falls within the Intel Field of Use.

9.2.3

Any Project IP that does not fall within either the Intel Field of Use or the Aquantia Field of Use that is solely conceived by employees of one Party as part of the Project without any contribution, individually or jointly, of employees of the other Party shall be owned solely by the Party whose employees conceived such Project IP. Any jointly-created Project IP which does not fall within the Aquantia Filed of Use or the Intel Field of Use will be owned as provided for in the following Sections.

9.2.4

Subject to the licenses granted in this Project Statement and upon the express written approval of the other Party, either Party may at its sole expense file a Patent and carry out Patent Prosecution on any jointly developed out-of-field Project IP and the non-filing Party shall assign and hereby does assign to the filing Party all of its ownership interest in such Joint Out-of-Field Project IP and agrees to execute further instruments necessary for Patent Prosecution as reasonably requested by the filing Party.

9.2.5	In the event either Party is unable to obtain the expressed written approval of the other Party, such Joint Out-of-Field Project IP shall be kept as a jointly-owned trade secret.

9.3	MASKWORKS

9.3.1	Sections 9.2.1 and 9.2.2 of this Project Statement notwithstanding, Aquantia shall own the mask works for the [*] Product (each referred to as “Mask Works”).

9.4	LICENSING

9.4.1

Aquantia grant to Intel. Subject to the terms of the Agreement, Aquantia hereby grants to Intel a royalty-free, non-exclusive, nontransferable, non-sub licensable (except as expressly provided herein),

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

irrevocable, worldwide license under Aquantia-owned Project IP and Aquantia Background IP used in the development of the [*] Product to:

9.4.1.1	use and import and directly or indirectly sell, offer to sell and otherwise dispose of [*] Product;

9.4.1.2

use [*] Product, and to use, make, have made, sell, offer to sell and import Intel products that incorporate or are otherwise adapted to operate with [*] Product. Intel shall further have the right to extent to direct or indirect customers of Intel a license under all of Aquantia’s Patent rights in the [*] Product to use, sell, offer to sell or import Intel products that incorporate or are otherwise adapted to operate with [*] Product.

9.4.2

API License. In addition to the licenses set forth above, Aquantia further grants to Intel a royalty free, non-exclusive, irrevocable, worldwide license to copy, display, perform, create derivative works and distribute Aquantia’s API software which shall be provided in both object and source code form and which is more fully described in Attachment #2.

9.4.3

Intel grant to Aquantia. Commencing at the time Aquantia makes the first commercial sale to Intel of the [*] Product and expiring at the time of the last commercial sale to Intel, Intel hereby grants to Aquantia a royalty-free, non-exclusive, nontransferable, non-sub licensable, revocable, worldwide license under Intel-owned Patent Rights that read on technology owned by Intel within the Intel Field of Use (and only for technology that is provided to Aquantia under this Project Statement) to make the [*] Products solely for the benefit of Intel; and sell the [*] Product only to Intel. Aquantia may only provide or transfer the [*] Product to Intel. Intel grants Aquantia no other licenses or other rights including, but not limited to, patent, copyright, trademark, trade name, service mark or other intellectual property licenses or rights with respect to the [*] Product, by implication, estoppel or otherwise, except for the licenses expressly granted in this section.

9.4.4

The Parties acknowledge that nothing in the foregoing is intended to restrict Aquantia from testing and validating the [*] Products to the extent necessary for the purpose of fulfilling its obligations under the Agreement.

9.5	CONTINUITY OF SUPPLY

9.5.1	Forecast and Manufacturing Cycle Time

9.5.1.1

Intel shall provide Aquantia with a rolling [*] forecast per the Agreement (“Forecast”) and both Aquantia and Intel shall mutually agree to [*] for the Aquantia manufacturing cycle which is to be used to [*].

9.5.1.2	Aquantia’s manufacturing cycle time (“Manufacturing Cycle Time” or “MCT”) is [*]. PO’s to be place by 10th of each month.

9.5.1.3	Maximum expedite charge should not exceed [*].

9.5.1.4	[*].

9.5.2

Subject to the terms of the Agreement, Aquantia grants to Intel a worldwide, nonexclusive, nontransferable, perpetual, irrevocable license to manufacture, or have manufactured, use and import and directly or indirectly sell, offer to sell and otherwise dispose of [*] Product as limited in this Section 9.5. Intel covenants and agrees that it shall have the option to exercise the rights granted pursuant to this Section 9.5.2 upon the occurrence of one or more of the Trigger Events set forth in Section 9.5.2.1 below.

9.5.2.1	A “Trigger Event” is any one of the following events (each, a “Trigger Event”): [*].

9.5.2.2	[*].

9.5.3	[*].

9.5.4	[*].

9.5.5	[*].

9.6	Product Markings. The [*] Product shall be marked as an Intel-branded device. Aquantia shall meet Intel’s requirements for Intel branded products as required by Intel.

9.7	End of Life. Aquantia shall support [*] design and Intel manufacturing requirements to at least [*], with annual evergreen renewal. If Aquantia needs to discontinue manufacture of [*] product, Aquantia shall provide [*] notification of discontinuance of manufacturing [*] product.

9.8	[*].

9.8.1	Intel to [*].

9.8.2	This [*] is contingent upon [*] as called out in attachment #1.

9.8.3	If Intel [*], Intel to [*]. If Intel [*], then Intel will [*].

9.8.4	For [*] other than described in 9.8.1, Intel agrees to [*], however, if an Intel customer [*].

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9.8.5	Applies to all general releases of software drivers and Intel firmware.

DESIGNATED PROJECT MANAGERS AND TECHNICAL POINTS OF CONTACT

AQUANTIA:		INTEL:

[*]		[*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		General Manager, Networking Division

Date:	1/16/15	Date:	Jan 22, 2015

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #1 TO PROJECT STATEMENT #6:

REQUIRED FEATURES OF THE [*] PRODUCT

The product features, packaging and interface specifications shall [*].

In addition to these datasheets contents, below we have called out some specific requirements that go beyond the current content of the respective datasheets referenced above.

Table 1: [*]

	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

[*].

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	1/16/15	Date:	Jan. 22, 2015

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #2 TO [*] PRODUCT PROJECT STATEMENT #6

STATEMENT OF WORK (“SOW”)

This Attachment #2 describes Key Milestones, deliverables and required dates throughout the Project. All subsequent changes or additions to these milestones. deliverables and dates are subject to ratification by Intel and Aquantia in meetings held by the Program Managers at Intel and Aquantia, and recorded In the Meeting Minutes and Project Schedule.

Aquantia Deliverables and Milestones

The table below represents a summary of the Aquantia & Intel deliverables, milestones, and associated deliver dates. [*]. Each milestone is briefly defined in the section below the table.

Milestone	Owner	Date
(commit)
[*]	Aquantia	[*]
[*]	Aquantia	[*]
[*]	Aquantia	[*]
[*]	Aquantia	[*]
[*]	Aquantia	[*]
[*]	Aquantia	[*]
[*]	Intel	[*]
[*]	Aquantia	[*]
[*]	Aquantia	[*]
[*]	Intel	[*]
[*]	Aquantia	[*]
[*]	Aquantia	[*]
[*]	Aquantia	[*]
[*]	Aquantia	[*]
[*]	Intel	[*]
[*]	Intel	[*]
[*]	Intel	[*]
[*]	Intel	[*]
[*]	Intel	[*]

Note: [*].

[*]:

[*]	Owner
[*]	Aquantia
[*]	Aquantia
[*]	Aquantia
[*]	Aquantia
[*]	Aquantia
[*]	Aquantia
[*]	Aquantia
[*]	Aquantia
[*]	Aquantia
[*]	Intel
[*]	Intel
[*]	Intel

[*1 page*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	1/16/15	Date:	Jan. 22, 2015

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #3 TO [*] PRODUCT PROJECT STATEMENT #6

QUALITY AND RELIABILITY CONFORMANCE REQUIREMENTS

SAMPLE SIZE MAY CHANGE PER RISK ASSESSMENT

These Q&R requirements may be adjusted, upon due consideration by both Intel and Aquantia at a peer-to-peer level, or by formal re-negotiation and written acceptance, if so required.

[*].

[*] Requirements [*]:

Stress	[*] Requirement [*]	Notes
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*] Requirements

[*]

Stress	Lots Total	Units/Lot	QS Requirement	PRQ Requirement	Notes
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

[*]

Stress	Lots Total	Units/Lot	QS Requirement	PRQ Requirement	Notes
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

[*]

Stress	Lots Total	Units/Lot	QS Requirement	PRQ Requirement	Notes
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

Notes:

[*6 pages*]

By/ Between
Intel/Aquantia
Intel/Aquantia
Intel/Aquantia

Receivables Deliverables

Deliverable	Delivered By	Received by	Due
[*]	Aquantia	Intel	[*]
[*]	Intel	Aquantia	[*]
[*]	Aquantia	Intel	[*]
[*]	Aquantia	Intel	[*]
[*]	Aquantia	Intel	[*]
[*]	Aquantia	Intel	[*]
[*]	Aquantia	Intel	[*]
[*]	Aquantia	Intel	[*]
[*]	Aquantia	Intel	[*]
[*]	Aquantia	Intel	[*]
[*]	Aquantia	Intel	[*]

These are Q&R requirements may be adjusted, upon due consideration by both Intel and Aquantia at a peer-to-peer level, or by format re-negotiation and written acceptance, if so required.

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	1/16/15	Date:	Jan 22, 2015

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #4 TO [*] PROJECT STATEMENT #6

HVM Requirements and Customer return support

[*]

[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	1/16/15	Date:	Jan 22, 2015

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #5 TO [*] PROJECT STATEMENT #6

Test Requirement

[*5 pages*]

AQUANTIA		INTEL CORPORATION

By:	/s/ Faraj Aalaei	By:	/s/ Dawn Moore

Printed Name: Faraj Aalaei		Printed Name: Dawn Moore

Title: CEO		GM, LAN Access Division

Date:	1/16/15	Date:	Jan 22, 2015

[*] =	CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT #1

TO THE AGREEMENT BETWEEN

INTEL AND AQUANTIA

Intel Corporation (“Intel”) and Aquantia Corp. (“Aquantia”) entered into a Master Purchase Agreement dated January 15, 2009 which has been amended from time-to-time (the “Agreement”). On July 10, 2013, the parties entered into that certain Project Statement #6—[*] Payment (“Project Statement #6”). The parties now seek to enter into this Amendment #1 (“Amendment #1”) in order to modify Project Statement #6 as follows as of January 1, 2016 (“Effective Date”):

1.	Extension of Price Schedule. Section 2.1 of Project Statement #6 is deleted in its entirety and replaced with the following:

2.1 PRICE SCHEDULE AND PART NUMBERS
The new [*] pricing schedule through September 30, 2016 (“End Date”) is agreed as follows:

Product	MM#	Q3 2013	Q4 2014	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

2.

No other changes. Except as otherwise stated in this Amendment #1, all terms and conditions of the Agreement shall remain in full force and effect through the End Date. All terms herein shall have the same meaning as in the Agreement unless otherwise defined in this Amendment #1.

Each party has caused this Amendment #1 to be signed by its duly authorized representative.

Aquantia Corp.	Intel Corporation

/s/ Kamal Dalmia	/s/ Stephen Schultz
Signature	Signature

Kamal Dalmia	Stephen Schultz
Printed Name	Printed Name

SVP Sales & Mktg	General Manager, Networking Division
Title	Title

10/27/16	November 1, 2016
Date	Date

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT #8 TO PROJECT STATEMENT #1

1.	INCORPORATION INTO AGREEMENT

Intel and Aquantia (the “Parties”) agree that this Attachment #8 (“Attachment”) will be attached to and incorporated into the Project Statement #1 of Addendum A of the Master Purchase Agreement between Intel Corporation and Aquantia Corp. dated January 15, 2009, as amended to date (“Agreement”). The terms of this Addendum supersede any and all other terms entered into as they relate to pricing in both “Project Statement #1 – [*] Product”, dated January 15, 2009 and “Project Statement #6 – [*] Payment,” dated July 10, 2013. The parties have agreed pricing for the [*] product through September 30, 2016 and now desire to document their agreed pricing for units purchased from October 1, 2016 through December 31, 2020. The effective date of this Attachment is the date signed by the second signing party (“Effective Date”).

Any changes to this Attachment must be agreed to by both Parties in writing.

2.	PRODUCT AND PRICING DESCRIPTION

The new [*] pricing is agreed to as follows:

	2016 (Oct-Dec)	2017	2018-2020

[*]	[*]	[*]	[*]
2.	FORECAST

This Attachment is not dependent upon volumes, forecasts, or other market conditions, and is not a commitment to purchase any set unit quantity.

[Signature page follows]

AGREED AND ACCEPTED:

Intel Corporation:		Aquantia Corp.

By:	/s/ Stephen Schultz	By:	/s/ Kamal Dalmia

Print Name:	Stephen Schultz	Print Name:	Kamal Dalmia

Title:	General Manager, Networking Division	Title:	SVP Sales & Mktg

Date:	November 1, 2016	Date:	10/27/16

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.